                                                               File No. 33-72416
As filed with the Securities and Exchange Commission on

August 17, 2001

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                       1933 Pre-Effective Amendment No. _

                         Post-Effective Amendment No. 13

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 13


                              BRIDGEWAY FUND, INC.
                              --------------------
               (Exact name of Registrant as Specified in Charter)

             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                     (Address of Principal Executive Office)

                                 (713) 661-3500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                         JOHN N.R. MONTGOMERY, PRESIDENT
                       Bridgeway Capital Management, Inc.
             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practical after the effective date of this Registration Statement under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Pursuant to Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder, the Registrant hereby declares that an indefinite number of its shares of beneficial interest is being registered by this Registration Statement.

================================================================================

It is proposed that this filing will become effective


         [x]  on October 31, 2001 pursuant to paragraph (a)


If appropriate, check the following box: [ ] This post-effective amendment designates a new effective date for a previously filed PEA.

================================================================================

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement thereafter becomes effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                BRIDGEWAY FUND,
                                      INC.


            A fully no-load mutual fund family of domestic portfolios


                             AGGRESSIVE INVESTORS I
                          (FORMERLY AGGRESSIVE GROWTH)

                            AGGRESSIVE INVESTORS II

                          ULTRA-SMALL COMPANY (CLOSED)

                        ULTRA-SMALL COMPANY TAX ADVANTAGE

                           MICRO-CAP LIMITED (CLOSED)

                              ULTRA-LARGE 35 INDEX

                                    BALANCED



                                   PROSPECTUS
                                OCTOBER 31, 2001

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                [BRIDGEWAY LOGO]

     This prospectus presents concise information about Bridgeway that you should know before investing. Please keep it for future reference. Text in shaded "translation" boxes is intended to help the reader understand or interpret other information presented nearby.

                                TABLE OF CONTENTS

The Fund and its Portfolios                   2
Suitability                                   2
Aggressive Investors Portfolio I              3
Aggressive Investors Portfolio II             8
Ultra-Small Company Portfolio                12
Ultra-Small Company Tax
  Advantage Portfolio                        17
Micro-Cap Limited Portfolio                  22
Ultra-Large 35 Index Portfolio               27
Balanced                                     32
Management of the Fund                       36
Code of Ethics                               38
Net Asset Values                             38
Distribution of Fund Shares                  39
How to Purchase & Redeem Shares              39
Tax Sheltered Retirement Plans               41
Dividends, Distributions & Taxes             41
Investment Techniques                        42
Tax Efficiency                               43

                           PROSPECTUS OCTOBER 31, 2001

                                    BRIDGEWAY
                                   FUND, INC.

THE FUND AND ITS PORTFOLIOS

     Bridgeway Fund Inc. ("the Fund") is a fully no-load mutual fund comprised of seven Portfolios: Aggressive Investors Portfolio I (formerly called Aggressive Growth), Aggressive Investors Portfolio II, Ultra-Small Company Portfolio, Ultra-Small Company Tax Advantage Portfolio, Micro-Cap Limited Portfolio, Ultra-Large 35 Index Portfolio, and Balanced Portfolio. Each portfolio has its own investment objective, strategy, and risk profile.

SUITABILITY

All seven Portfolios:

o    are designed for investors with long-term goals in mind.

     THE FUND STRONGLY DISCOURAGES SHORT-TERM TRADING OF ITS SHARES.

o offer you the opportunity to participate in financial markets through portfolios professionally managed by Bridgeway Capital Management.

o    offer you the opportunity to diversify your investments.

o carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.

o    are not bank deposits and are not guaranteed or insured.

                      THE AGGRESSIVE INVESTORS PORTFOLIO I

     INVESTMENT OBJECTIVE: To exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

     PRINCIPAL INVESTMENT STRATEGY: The Aggressive Investors Portfolio I invests in a diversified portfolio of common stocks of all size companies that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Adviser seeks to achieve the Portfolio risk objective by investing in stocks which it believes have a lower probability of decline in the long term, though more volatile individually in the short-term. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden. The Portfolio may also use aggressive investment techniques such as:

o    leveraging (borrowing up to 50% of its assets from banks),

o purchasing and selling futures and options on individual stocks and stock indexes,

o    entering into short-sale transactions (up to 20% of assets),

o    investing up to 25% of assets in a single company,

o investing up to 10% of assets in foreign companies (currently only those which trade on American Exchanges), and

o short-term trading (buying and selling the same security in less than a three-month timeframe).

     PORTFOLIO NAME CHANGE: Prior to October 31, 2001, the Portfolio's name was Bridgeway Aggressive Growth Portfolio.

     DIFFERENCES BETWEEN AGGRESSIVE INVESTORS PORTFOLIO II (REFERRED TO BY NAME OR "THE NEW PORTFOLIO") AND AGGRESSIVE INVESTORS PORTFOLIO I (REFERRED TO BY NAME OR "THE OLDER PORTFOLIO"): The new Portfolio became operational on October 31, 2001. The older Portfolio became operational on August 5, 1994 under the original name Bridgeway Aggressive Growth Portfolio. The Fund's Board of Directors decided to close the older Portfolio to new investors at a level of assets well below $1 billion so that it would remain more nimble (that is, able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible).

     The investment objective of both the new and old Portfolios is identical, but the execution of the strategy is different. For instance, the Adviser expects the new Portfolio to have a lower percentage of net assets invested in smaller stocks, have lower turnover (less frequent trading of securities), be slightly more tax efficient, and be somewhat less volatile. Ironically, the reverse could be true during the period of time that the newer Aggressive Investors Portfolio II has lower net assets. The older Portfolio will have "right of first refusal" to purchase small and mid-cap stocks for which there is relatively limited liquidity. This could put the new Portfolio at a disadvantage relative to the older Portfolio, and potential investors should not rely on the returns of the older Portfolio to evaluate future potential returns of the new Portfolio. In the long term, the Adviser expects the new Portfolio to have slightly lower volatility and lower average annual return, which could take years to demonstrate, or may never happen. There is no guarantee of favorable, or even positive returns with either Portfolio.

     PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors Portfolio I are exposed to higher risk and could lose money over short or even long periods.

     Because the Portfolio invests in any size company and because there are a larger number of small companies, the Portfolio may bear the short-term risk (volatility) associated with small companies. The Portfolio may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

     Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets.

     The Portfolio sometimes invests in a smaller number of companies than many mutual funds. Based on the ending data from the last three fiscal years, the average number of companies in the Portfolio was 55.

     The top ten stocks have sometimes accounted for more than half of Portfolio net assets. It is not unusual for one or two stocks each to represent 10% or more of Portfolio holdings. This is called "focus," and will likely add to Portfolio volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy of a single company will significantly affect total Portfolio return.

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [CHART]

YEAR       AGGRESSIVE GROWTH
----       -----------------
1995           27.05%
1996           32.20%
1997           18.27%
1998           19.28%
1999          120.61%
2000           13.58%

      Return from 1/1/01 through 9/30/01 was _____%.

      Best Quarter: Q4 99, +69.34%          Worst Quarter: Q3 98, -23.28%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/01

FUND / INDEX                           1 YEAR         5 YEAR    SINCE INCEPTION (8/5/94)
------------                           ------         ------    ------------------------

Bridgeway Aggressive Growth             -9.40%         29.53%          30.40%

S&P 500 Index (1)                      -14.83%         14.45%          17.38%

Russell 2000 Index (2)                   0.66%          9.62%          12.94%

(1) The S&P 500 is an unmanaged index of large companies with dividends reinvested.

(2) The Russell 2000 is an unmanaged index of small companies with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                        AGGRESSIVE INVESTORS I FEE TABLE

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales Charge (Load) Imposed on Purchases                                None
  Sales Charge (Load) Imposed on Reinvested Dividends                     None
  Redemption Fees                                                         None
  Exchange Fees                                                           None

  ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
  Management Fees
  Distribution (12b-1) Fees (2)                                           0.00%
  Other Expenses                                                              %
                                                                          ----
                                                                         -----
     Total Operating Expenses                                                 %
                                                                          ----
                                                                         -----
  Fee Waiver                                                                  %
                                                                          ----
                                                                         -----
     Net Expenses                                                             %
                                                                          ----
                                                                         -----

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     AGGRESSIVE INVESTORS I EXPENSE EXAMPLE

                       1 Year         3 Years          5 Years         10 Years
                       ------         -------          -------         --------

    Expenses           $               $                $               $
                        ----            ----             ----            ----

     FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report. This report is available from Bridgeway upon request.

                      THE AGGRESSIVE INVESTORS PORTFOLIO II

                                                    Year           Year             Year             Year             Year
                                                   Ended          Ended            Ended            Ended            Ended
                                                  6/30/01        6/30/00          6/30/99          6/30/98          6/30/97
                                                 ----------     ----------       ----------       ----------       ----------
PER SHARE DATA
  Net Asset Value, beginning of period           $    48.99     $    26.02       $    20.32       $    18.79       $    16.66
                                                 ----------     ----------       ----------       ----------       ----------
  Income (Loss) from investment operations
     Net Investment income (loss)                                    (0.60)           (0.13)           (0.30)           (0.24)
                                                     ------
     Net realized and unrealized gain                                27.86             6.43             3.46             3.43
                                                     ------
                                                 ----------     ----------       ----------       ----------       ----------
        Total from investment operations                             27.26             6.30             3.16             3.19
                                                     ------
                                                 ----------     ----------       ----------       ----------       ----------
  Less distributions to shareholders
     Net investment income                                            0.00             0.00             0.00             0.00
                                                     ------
     Net realized gains                                              (4.29)           (0.60)           (1.63)           (1.06)
                                                     ------
                                                 ----------     ----------       ----------       ----------       ----------
        Total distributions                                          (4.29)           (0.60)           (1.63)           (1.06)
                                                     ------
                                                 ----------     ----------       ----------       ----------       ----------
  Net asset value, end of period                 $              $    48.99       $    26.02       $    20.32       $    18.79
                                                 ----------     ----------       ----------       ----------       ----------

PORTFOLIO TOTAL RETURN                                               113.1%            33.4%            18.1%            19.9%

RATIOS & SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)                            $   44,902       $    9,510       $    6,852       $    3,420
                                                     ------
 Ratio to average net assets:
     Expenses after waivers and
        reimbursements                                                2.00%            1.04%            2.00%            2.00%
                                                     ------
     Expenses before waivers and
        reimbursements                                                2.01%            1.04%            2.00%            2.77%
                                                     ------
     Net investment income (loss) after
        waivers and reimbursements                                   (1.52)%          (0.65)%          (1.50)%          (1.40)%
                                                     ------

 Portfolio turnover rate                                             156.9%           211.0%           132.3%           138.9%
                                                     ------

                      THE AGGRESSIVE INVESTORS PORTFOLIO II

     INVESTMENT OBJECTIVE: To exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

     PRINCIPAL INVESTMENT STRATEGY: The Aggressive Investors Portfolio II invests in a diversified portfolio of common stocks of all size companies that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Adviser seeks to achieve the Portfolio risk objective by investing in stocks which it believes have a lower probability of decline in the long term, though more volatile individually in the short term. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden. The Portfolio may also use aggressive investment techniques such as:

o    leveraging (borrowing up to 50% of its assets from banks),

o purchasing and selling futures and options on individual stocks and stock indexes,

o    entering into short-sale transactions (up to 20% of assets),

o    investing up to 25% of assets in a single company,

o investing up to 10% of assets in foreign companies (currently only those which trade on American Exchanges), and

o short-term trading (buying and selling the same security in less than a three-month timeframe).

     DIFFERENCES BETWEEN AGGRESSIVE INVESTORS PORTFOLIO II (REFERRED TO BY NAME OR "THE NEW PORTFOLIO") AND AGGRESSIVE INVESTORS PORTFOLIO I (REFERRED TO BY NAME OR "THE OLDER PORTFOLIO"): The new Portfolio became operational on October 31, 2001. The older Portfolio became operational on August 5, 1994 under the original name Bridgeway Aggressive Growth Portfolio. The Fund's Board of Directors decided to close the older Portfolio to new investors at a level of assets well below $1 billion so that it would remain more nimble (that is, able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible).

     The investment objective of both the new and old Portfolios is identical, but the execution of the strategy is different. For instance, the Adviser expects the new Portfolio to have a lower percentage of net assets invested in smaller stocks, have lower turnover (less frequent trading of securities), be slightly more tax efficient, and be somewhat less volatile. Ironically, the reverse could be true during the period of time that the newer Aggressive Investors Portfolio II has lower net assets. The older Portfolio will have "right of first refusal" to purchase small and mid-cap stocks for which there is relatively limited liquidity. This could put the new Portfolio at a disadvantage relative to the older Portfolio, and potential investors should not rely on the returns of the older Portfolio to evaluate future potential returns of the new Portfolio. In the long term, the Adviser expects the new Portfolio to have slightly lower volatility and lower average annual return, which could take years to demonstrate, or may never happen. There is no guarantee of favorable, or even positive returns with either Portfolio.

     PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors Portfolio II are exposed to higher risk and could lose money over short or even long periods.

     Because the Portfolio invests in any size company and because there are a larger number of small companies, the Portfolio may bear the short-term risk (volatility) associated with small companies. The Portfolio may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

     Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets.

     The Portfolio sometimes invests in a smaller number of companies than many mutual funds. It would not be unusual for one or two stocks each to represent 10% or more of Portfolio holdings. This is called "focus," and will likely add to Portfolio volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy of a single company will significantly affect total Portfolio return.

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: No performance chart or table appears in this section since the Portfolio is new.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                        AGGRESSIVE INVESTORS II FEE TABLE

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales Charge (Load) Imposed on Purchases                                None
  Sales Charge (Load) Imposed on Reinvested Dividends                     None
  Redemption Fees                                                         None
  Exchange Fees                                                           None

  ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
  Management Fees                                                         0.90%
  Distribution (12b-1) Fees (2)                                           0.00%
  Other Expenses                                                              %
                                                                          ----
                                                                         -----
     Total Operating Expenses                                                 %
                                                                          ----
                                                                         -----
  Fee Waiver (3)                                                              %
                                                                          ----
                                                                         -----
     Net Expenses                                                             %
                                                                          ----
                                                                         -----

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     AGGRESSIVE INVESTORS II EXPENSE EXAMPLE


                       1 Year         3 Years          5 Years         10 Years
                       ------         -------          -------         --------

    Expenses           $               $                $               $
                        ----            ----             ----            ----

                        THE ULTRA-SMALL COMPANY PORTFOLIO

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

                                   TRANSLATION

                        What are Ultra-Small Companies?

     Ultra-Small Companies are those the size of the smallest 10% of companies listed on the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They are smaller than micro-cap and exhibit greater short-term risk. Companies this size typically have 20 to 2000 employees, produce revenues of $10 to $500 million annually, and may be known for just one product or service.

     PRINCIPAL INVESTMENT STRATEGY: The Ultra-Small Company Portfolio invests in a diversified portfolio of common stocks of ultra-small companies. "Ultra-small companies" have a market capitalization the size of the smallest 10% of companies listed on the New York stock Exchange. On June 30, 2001, this group included stocks with a market capitalization of less than $104 million. The majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value," but the overall portfolio has a strong value bias. Value stocks are those priced cheaply, relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

     PORTFOLIO CLOSING COMMITMENT: The Portfolio is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Fund's Board of Directors votes to reopen the Portfolio. The Portfolio will be closed even to current shareholders when assets exceed $55 million. The Board of Directors may consider closing the Portfolio at the end of its fiscal year on June 30, 2002. This size limitation should keep the Portfolio more "nimble" in the marketplace, enabling the Adviser to purchase and sell stocks more quickly than would otherwise be possible.

     PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large company shares and significantly greater volatility than small-company shares. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

     Ultra-small companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o    lack depth of management,

o    have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

     The Portfolio is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

     WHO SHOULD INVEST: The Portfolio is closed to new investors. For current shareholders, the Adviser believes that this Portfolio is appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar size companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [CHART]

   YEAR        Ultra-Small Company
   ----        -------------------
   1995               39.84%
   1996               29.74%
   1997               38.00%
   1998              -13.11%
   1999               40.41%
   2000                4.75%

      Return from 1/1/01 through 9/30/01 was ____%.

      Best Quarter: Q4 99, +34.46%          Worst Quarter: Q3 98, -27.21%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/01

FUND / INDEX                                   1 YEAR        5 YEAR   SINCE INCEPTION (8/5/94)
------------                                   ------        ------   ------------------------

Bridgeway Ultra-Small Company                   25.01%        18.19%        21.73%

CRSP Cap-Based Portfolio 10 Index (1)            1.99%         8.39%        12.77%

(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,062 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                     ULTRA-SMALL COMPANY PORTFOLIO FEE TABLE

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales Charge (Load) Imposed on Purchases                                None
  Sales Charge (Load) Imposed on Reinvested Dividends                     None
  Redemption Fees                                                         None
  Exchange Fees                                                           None

  ANNUAL OPERATING EXPENSES (1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees                                                             %
                                                                          ----
  Distribution (12b-1) Fees (2)                                               %
                                                                          ----
  Other Expenses                                                              %
                                                                          ----
     Total Operating Expenses                                                 %
                                                                          ----
  Fee Waiver                                                                  %
                                                                          ----
     Net Expenses                                                             %
                                                                          ----

(1) All figures in this table are expressed as a percentage of total net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  ULTRA-SMALL COMPANY PORTFOLIO EXPENSE EXAMPLE


                       1 Year         3 Years          5 Years         10 Years
                       ------         -------          -------         --------

    Expenses           $               $                $               $
                        ----            ----             ----            ----

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available from Bridgeway upon request.

                          ULTRA-SMALL COMPANY PORTFOLIO

                                                    Year           Year             Year             Year             Year
                                                   Ended          Ended            Ended            Ended            Ended
                                                  6/30/01        6/30/00          6/30/99          6/30/98          6/30/97
                                                 ----------     ----------       ----------       ----------       ----------
PER SHARE DATA
 Net Asset Value, beginning of period            $    21.59     $    14.91       $    22.52       $    20.62       $    16.68
                                                 ----------     ----------       ----------       ----------       ----------
 Income (Loss) from investment
    operations
     Net Investment income (loss)                                    (0.26)           (0.28)           (0.34)           (0.24)
                                                      -----
     Net realized and unrealized gain                                 6.94            (3.77)            4.03             4.50
                                                      -----
                                                 ----------     ----------       ----------       ----------       ----------
        Total from investment operations                              6.68            (4.05)            3.69             4.26
                                                      -----
                                                 ----------     ----------       ----------       ----------       ----------
 Less distributions to shareholders
     Net investment income                                            0.00             0.00             0.00             0.00
                                                      -----
     Net realized gains                                               0.00            (3.56)           (1.79)           (0.32)
                                                      -----
                                                 ----------     ----------       ----------       ----------       ----------
        Total distributions                                           0.00            (3.56)           (1.79)           (0.32)
                                                      -----
                                                 ----------     ----------       ----------       ----------       ----------
 Net asset value, end of period                                 $    21.59       $    14.91       $    22.52       $    20.62
                                                      -----
                                                 ----------     ----------       ----------       ----------       ----------

PORTFOLIO TOTAL RETURN                                                44.8%           -14.6%            18.4%            26.0%
                                                      -----

RATIOS & SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)                            $   41,959       $   32,648       $   46,257       $   30,070
                                                      -----
 Ratio to average net assets:
     Expenses after waivers and
        reimbursements                                                1.85%            2.00%            1.67%            1.67%
                                                      -----
     Expenses before waivers and
        reimbursements                                                1.85%            2.26%            1.67%            1.87%
                                                      -----
     Net investment income (loss) after
        waivers and  reimbursements                                  (1.36%)          (1.82%)          (1.42%)          (1.37%)
                                                      -----

Portfolio turnover rate                                               65.4%            80.4%           103.4%            56.2%
                                                      -----

                           THE ULTRA-SMALL COMPANY TAX
                               ADVANTAGE PORTFOLIO


                                   TRANSLATION

                        What are Ultra-Small Companies?

     Ultra-Small Companies are those the size of the smallest 10% of companies listed on the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They are smaller than micro-cap and exhibit greater short-term risk. Companies this size typically have 20 to 2000 employees, produce revenues of $10 to $500 million annually, and may be known for just one product or service.

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

     PRINCIPAL INVESTMENT STRATEGY: The Adviser seeks to achieve this objective by approximating the total return of the Cap-Based Portfolio 10 Index (the "Index") published by the University of Chicago's Center for Research in Security Prices over longer time periods. The Ultra-Small Company Tax Advantage Portfolio invests exclusively, at the time of purchase, in the Index stocks listed on the New York and American Stock exchanges and the NASDAQ National Market. However, the majority of Index and Portfolio stocks are traded on NASDAQ. In choosing stocks for the Portfolio, the Adviser seeks to match the weighting of market capitalization, sector representation, and financial characteristics of the full Index of stocks. Ultra-small companies have a market capitalization the size of the smallest 10% of companies listed on the New York stock Exchange. On June 30, 2001, this group included stocks with a market capitalization up to $104 million. They are less than one-tenth the size of companies in the widely quoted Russell 2000 Index of small companies. The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus.

     PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large company shares and significantly greater volatility than small-company shares. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

     Ultra-small companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o    lack depth of management,

o    have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

     The Portfolio is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

     Apart from the risk inherent in investing in ultra-small companies, there is a risk that the Portfolio total return may underperform the total return of the Index that the Portfolio seeks to approximate. The actual return of this Portfolio could be lower than the Index for three reasons:

o    operating expenses cut into returns,

o    transaction costs reduce returns, and

o    the Portfolio does not own all 2000+ companies that comprise the index.

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from the one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar sized companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                    [CHART]

   YEAR     Ultra-Small Tax Advantage
   ----     -------------------------
   1997
   1998               -1.81%
   1999               31.49%
   2000                0.67%

Return from 1/1/01 through 9/30/01 was ____%.

Best Quarter: Q4 99, +24.86%          Worst Quarter: Q3 98, -22.85%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/01

FUND / INDEX                               1 YEAR       SINCE INCEPTION (7/31/97)
------------                               ------       -------------------------

Bridgeway Ultra-Small Company
   Tax Advantage Portfolio                  9.79%                 10.03%

CRSP Cap-Based Portfolio 10 Index (1)       1.99%                  3.72%

(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2062 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

            ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO FEE TABLE (1)

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales Charge (Load) Imposed on Purchases                                None
  Sales Charge (Load) Imposed on Reinvested Dividends                     None
  Redemption Fees (2)                                                     0.00%
  Exchange Fees                                                           None

  ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
  Management Fees                                                         0.50%
  Distribution (12b-1) Fees (3)                                           0.00%
  Other Expenses                                                              %
                                                                          ----
                                                                         -----
     Total Operating Expenses                                                 %
                                                                          ----
  Less Waiver and Expense Reimbursement (4)                                   )%
                                                                          ----
                                                                         -----
     Net Expenses                                                         0.75%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 2% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market.

(3) By contract, the Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.75%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO EXPENSE EXAMPLE

                       1 Year         3 Years         5 Years         10 Years
                       ------         -------         -------         --------

    Expenses            $               $               $               $
                         ---             ---             ---             ---

     FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available from Bridgeway upon request.

                  ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO

                                                   Year          Year            Year        7/31/97 (a)
                                                  Ended         Ended           Ended            to
                                                 6/30/01       6/30/00         6/30/99         6/30/98
                                                ----------    ----------      ----------     -----------
PER SHARE DATA
  Net Asset Value, beginning of period          $     6.62    $     4.96      $     5.69      $     5.00
                                                ----------    ----------      ----------      ----------
  Income (Loss) from investment
     Operations
     Net Investment income (loss)                                   0.03           (0.02)          (0.02)
                                                     -----
     Net realized and unrealized gain                               1.63           (0.71)           0.71
                                                     -----
                                                ----------    ----------      ----------      ----------
        Total from investment operations                            1.66           (0.73)           0.69
                                                     -----
                                                ----------    ----------      ----------      ----------
  Less distributions to shareholders
     Net investment income                                          0.00            0.00            0.00
                                                     -----
     Net realized gains                                             0.00            0.00            0.00
                                                     -----
                                                ----------    ----------      ----------      ----------
        Total distributions                                         0.00            0.00            0.00
                                                     -----
                                                ----------    ----------      ----------      ----------
  Net asset value, end of period                $             $     6.62      $     4.96      $     5.69
                                                ----------    ----------      ----------      ----------

TOTAL RETURN                                                        33.5%          (12.8%)          13.8%(b)
                                                     -----
RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                         $    2,386      $    1,586      $    1,529
                                                     -----
  Ratio to average net assets:
     Expenses after waivers and
        reimbursements                                              0.75%           0.75%           0.75%(b)
                                                     -----
     Expenses before waivers and
        reimbursements                                              1.94%           2.43%           1.74%(b)
                                                     -----
     Net investment income (loss) after
        waivers and reimbursements                                 (0.53%)         (0.51%)         (0.38%)(b)
                                                     -----

Portfolio turnover rate                                             39.5%           48.3%           61.7%(b)
                                                     -----

(a) July 31, 1997 was the commencement of operations.

(b) Not annualized for periods less than a year.

     ULTRA-SMALL COMPANY TAX ADVANTAGE REDEMPTION REIMBURSEMENT FEE: This portfolio is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Consequently, the Fund Board of Directors reserves the right to impose a redemption reimbursement fee during a down market. Specifically, the Board of Directors may impose a 2% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous 5 trading days. This fee accrues to the Portfolio itself, not to the Adviser.

                         THE MICRO-CAP LIMITED PORTFOLIO

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

                                   TRANSLATION

                          What are Micro-Cap Companies?

     Micro-cap companies are those with a market capitalization (market size) equal to second smallest 10% of the New York Stock Exchange. Compared to the size companies in which most other mutual funds invest, micro-cap companies are very small. They are smaller than small-cap but larger than ultra-small. Companies this size typically have 100 to 3500 employees, produce revenues of $100 million to $1 billion annually, and may be known for just one product or service.

     PRINCIPAL INVESTMENT STRATEGY: The Micro-Cap Limited Portfolio invests in a diversified portfolio of common stocks of micro-cap companies. "Micro-cap" companies are those with a market capitalization the size of the second smallest 10% of those listed on the New York stock Exchange. On June 30, 2001, this group included stocks with a market capitalization between $104 and $269 million. The majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Portfolio may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

     PORTFOLIO CLOSING COMMITMENT: The Portfolio is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Fund's Board of Directors votes to reopen the Portfolio. The Portfolio will be closed even to current shareholders when assets exceed $55 million. This feature is crucial to the Portfolio's "focus" of investing in a smaller number of companies. Closing at a very low level of assets should also keep the Portfolio more "nimble," enabling the Adviser to purchase and sell micro-cap stocks more quickly than would otherwise be possible.

     PRINCIPAL RISK FACTORS: The market price of Micro-Cap Limited shares typically exhibit much greater volatility (risk) than large company shares. In addition, the Portfolio is focused on a smaller number of companies; this will also likely add to Portfolio volatility. Therefore, shareholders of this Portfolio are exposed to higher risk and could lose money over short or even long periods.

     Micro-cap companies may:

o have limited resources for expanding or surviving in a newly competitive environment,

o    lack depth of management,

o    have a limited product line, and

o be more sensitive to economic downturns than companies with large capitalizations.

     The Portfolio is also subject to the risk that micro-cap company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

     WHO SHOULD INVEST: The Portfolio is closed to new investors. For current shareholders, the Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) to a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart below shows the Portfolio's performance for the first two full calendar years since inception. However, in future years multiple bars will provide an indication of Portfolio risk. The table below the chart shows how the Portfolio's average annual returns for one year and since inception compare with those of a broad-based stock market index. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

   YEAR         Micro-Cap Limited
   ----         -----------------
   1997
   1998
   1999               49.55%
   2000                6.02%

Return from 1/1/01 through 9/30/01 was ____%.

Best Quarter: Q4 98, +41.58%          Worst Quarter: Q3 98, -24.00%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/01

FUND / INDEX                              1 YEAR       SINCE INCEPTION (7/1/98)
------------                              ------       ------------------------

Bridgeway Micro-Cap Limited               33.64%                29.96%

CRSP Cap-Based Portfolio 9 Index(1)        3.86%                10.04%

(1) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 772 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                           MICRO-CAP LIMITED FEE TABLE

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales Charge (Load) Imposed on Purchases                                None
  Sales Charge (Load) Imposed on Reinvested Dividends                     None
  Redemption Fees                                                         None
  Exchange Fees                                                           None

  ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
  Management Fees
  Distribution (12b-1) Fees (2)                                          0.00%
  Other Expenses                                                             %
                                                                          ---
                                                                         ----
     Total Operating Expenses                                                %
                                                                          ---
  Fee Waiver (3)                                                             %
                                                                          ---
                                                                         ----
     Net Expenses

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        MICRO-CAP LIMITED EXPENSE EXAMPLE

                       1 Year         3 Years         5 Years         10 Years
                       ------         -------         -------         --------

    Expenses            $               $               $               $
                         ---             ---             ---             ---

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report. This report is available from Bridgeway upon request.

                          MICRO-CAP LIMITED PORTFOLIO

                                                   Year          Year            Year         6/22/98(a)
                                                  Ended         Ended           Ended            to
                                                 6/30/01       6/30/00         6/30/99        6/30/98(b)
                                                ----------    ----------      ----------      ----------
PER SHARE DATA
   Net Asset Value, beginning of period         $     7.86    $     6.38      $     5.00      $     5.00
                                                ----------    ----------      ----------      ----------
   Income (Loss) from investment
      operations
      Net Investment income (loss)                                 (0.09)          (0.06)           0.00
                                                     -----
      Net realized and unrealized gain                              1.87            1.44            0.00
                                                     -----
                                                ----------    ----------      ----------      ----------
         Total from investment operations                           1.78            1.38            0.00
                                                     -----
                                                ----------    ----------      ----------      ----------
   Less distributions to shareholders
      Net investment income                                         0.00            0.00            0.00
                                                     -----
      Net realized gains                                           (0.30)           0.00            0.00
                                                     -----
                                                ----------    ----------      ----------      ----------
         Total distributions                                       (0.30)           0.00            0.00
                                                     -----
                                                ----------    ----------      ----------      ----------
   Net asset value, end of period               $             $     7.86      $     6.38      $     5.00
                                                ----------    ----------      ----------      ----------

TOTAL RETURN                                                        28.7%           27.6%            0.0%
                                                     -----
RATIOS & SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)                        $   24,773      $   13,932      $    9,071
                                                     -----
   Ratio to average net assets:
      Expenses after waivers and
         reimbursements                                             1.90%           1.54%           0.00%
                                                     -----
      Expenses before waivers and
         reimbursements                                             2.36%           1.54%           0.00%
                                                     -----
      Net investment income (loss) after
         waivers and reimbursements                                (1.25%)         (1.20%)          0.00%
                                                     -----

Portfolio turnover rate                                             86.7%          117.0%           0.00%
                                                     -----

(a) June 22, 1998 was initial offering.

(b) June 30,1998 was commencement of operations.

                       THE ULTRA-LARGE 35 INDEX PORTFOLIO

     INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation, but also some income.

     PRINCIPAL INVESTMENT STRATEGY: The Adviser seeks to achieve this objective by approximating the total return of the Bridgeway Ultra-Large 35 Index (the "Index") while minimizing the distribution of capital gains and minimizing costs. The Portfolio invests in the stocks that comprise the Index and seeks to approximate the Index composition and weighting. Similar to other index funds, the actual return of this Portfolio will likely underperform the Bridgeway Ultra-Large 35 Index long-term by an amount similar to the Portfolio expenses and transaction costs. The Adviser intends to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually, keeping Portfolio turnover and transaction expenses low, strongly discouraging market timers and short-term traders from investing in the Portfolio, and by the potential imposition of a redemption fee in a market downturn.

     The income objective of this Portfolio, which is a secondary objective, is achieved almost exclusively from dividends paid by Portfolio companies. However, not all the Index companies pay dividends.

                                   TRANSLATION

                        What is an Ultra-Large Company?

     Bridgeway denotes "ultra-large" as the largest 150 U.S. companies as defined by market capitalization. At the time of Index rebalancing in early 1999, the Index included all 23 of the largest U.S. companies, except one tobacco company.


                                   TRANSLATION

          What Are the "Active" 35 Ultra-Large Companies in the Index?

AOL Time Warner
American Int'l Group
AT&T
Bankamerica
Bell Atlantic
Bristol Myers Squibb
Chevron
Cisco Systems
Citigroup
Coca-Cola
Dell Computer
Dupont
Exxon/Mobil
Federal Nat'l Mortgage
Ford
General Electric
General Motors
Hewlett Packard
Home Depot
Intel
IBM
Johnson & Johnson
Lucent Technologies
McDonalds
Merck
Microsoft
Motorola
Oracle
Pfizer
SBC Communications
Procter & Gamble
United Postal Services
Wal-Mart
Walt Disney
Worldcom

     INDEX COMPOSITION: Thirty-five of the largest U.S. companies make up the vast majority of this index, after excluding a tobacco company and ensuring reasonable industry diversification. These companies are huge, "blue-chip," well-known names. As of 6/30/01, Index companies ranged from $21 to $600 billion in market capitalization (market size). Companies which are "spun off" from another Index company are typically held in the Index at least 6 months. As of 6/30/01, MCI Group represented the only such Index company and it makes up less than 1% of the Portfolio.

     The Ultra-Large 35 Index is compiled by Bridgeway Capital Management, Inc. with taxable accounts in mind. The Index company composition is rebalanced every two or three years rather than annually. This keeps Index "turnover" lower than most other market indexes.

     PRINCIPAL RISK FACTORS: Shareholders of this Portfolio are exposed to significant stock market related risk (volatility) and could lose money over short or even long periods.

     While large companies tend to exhibit less price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, this Portfolio may expose shareholders to higher inflation risk (the risk that the Portfolio value will not keep up with inflation) than some other stock market investments.

     The Portfolio is also subject to the risk that ultra-large company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last five years or more.

     While ultra-large stocks have historically been less volatile than other stocks, the Adviser has expressed some concern that recent ultra-large company valuations may represent a special risk for this Portfolio.

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who want to invest in large U.S. companies, incur low costs, and minimize their own taxable capital gains income. Due to the low cost nature of the Portfolio, it may also be appropriate for long-term investors in tax deferred accounts, such as IRAs. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION.

     PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Portfolio. The bar chart shows how the Portfolio's performance has varied from one year to another. The table shows how the Portfolio's average annual returns for various periods compare with those of a securities market index of similar sized companies. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

   YEAR        Ultra-Large 35 Index
   ----        --------------------
   1997
   1998               39.11%
   1999               30.34%
   2000              -15.12%

Return from 1/1/01 through 9/30/01 was ____%.

Best Quarter: Q4 98, +25.33%          Worst Quarter: Q4 00, -9.99%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/01

FUND / INDEX                          1 YEAR         SINCE INCEPTION (7/31/97)
------------                          ------         -------------------------

Bridgeway Ultra-Large 35 Index        -16.61%                  10.03%

S & P 500 Index (1)                   -14.83%                   7.99%

(1) The S&P 500 is an index of large companies, with dividends reinvested. Past performance does not guarantee future results.

     FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                       ULTRA-LARGE 35 INDEX FEE TABLE (1)

  SHAREHOLDER FEES (LOADS)
  Sales Charge (Load) Imposed on Purchases                                None
  Sales Charge (Load) Imposed on Reinvested Dividends                     None
  Redemption Fees (2)                                                     0.00%
  Exchange Fees                                                           None

  ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees                                                         0.08%
  Distribution (12b-1) Fees (3)                                           0.00%
  Other Expenses                                                              %
                                                                           ---
                                                                         -----
     Total Operating Expenses                                                 %
                                                                           ---
  Fee Waiver and Expense Reimbursement (4)                                    %
                                                                           ---
                                                                         -----
     Net Expenses                                                         0.15%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 1% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market.

(3) By contract, the Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.15%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.


     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      ULTRA-LARGE 35 INDEX EXPENSE EXAMPLE

                       1 Year         3 Years         5 Years         10 Years
                       ------         -------         -------         --------

    Expenses            $               $               $               $
                         ---             ---             ---             ---

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the annual report, which is available from Bridgeway upon request.

                         ULTRA-LARGE 35 INDEX PORTFOLIO

                                                    Year          Year            Year         7/31/97(a)
                                                   Ended         Ended           Ended             to
                                                  6/30/01       6/30/00         6/30/99         6/30/98
                                                 ----------    ----------      ----------      ----------
PER SHARE DATA
Net Asset Value, beginning of period             $     8.77    $     7.91      $     6.10      $     5.00
                                                 ----------    ----------      ----------      ----------
   Income (Loss) from investment operations
      Net Investment income (loss)                    -----          0.08            0.07            0.07
      Net realized and unrealized gain                -----          0.85            1.77            1.03
                                                 ----------    ----------      ----------      ----------
         Total from investment operations             -----          0.93            1.84            1.10
                                                 ----------    ----------      ----------      ----------
   Less distributions to shareholders
      Net investment income                           -----         (0.07)          (0.03)           0.00
      Net realized gains                              -----          0.00            0.00            0.00
                                                 ----------    ----------      ----------      ----------
         Total distributions                          -----         (0.07)          (0.03)           0.00
                                                 ----------    ----------      ----------      ----------
   Net asset value, end of period                $             $     8.77      $     7.91      $     6.10
                                                 ----------    ----------      ----------      ----------

PORTFOLIO TOTAL RETURN                                               11.7%           30.3%           22.0%(b)

RATIOS & SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)                -----    $    7,365      $    4,528      $      386
   Ratio to average net assets:
      Expenses after waivers and
         reimbursements                               -----          0.15%           0.15%          0.15%(b)
      Expenses before waivers and
         reimbursements                               -----          0.47%           0.90%          9.73%(b)
      Net investment income (loss) after
         waivers and reimbursements                   -----          0.98%           1.06%          1.47%(b)

Portfolio turnover rate                               -----          25.9%           16.6%          64.3%(b)

(a) July 31,1997 was the commencement of operations.

(b) Not annualized for periods less than a year.

     ULTRA-LARGE 35 INDEX REDEMPTION REIMBURSEMENT FEE: This portfolio is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Consequently, the Fund Board of Directors reserves the right to impose a redemption reimbursement fee during a down market. Specifically, the Board of Directors may impose a 1% redemption reimbursement fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous 5 trading days. This fee accrues to the Fund itself, not to the Adviser.

                             THE BALANCED PORTFOLIO

     INVESTMENT OBJECTIVE: To provide a high current return with short-term risk less than or equal to 40% of the stock market.

                                   TRANSLATION

                           What is "short-term risk?"

     As it applies to the investment objective, short-term risk is both "market risk" (or "beta") and "downside risk." A portfolio beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the portfolio. "Downside risk," is independent of the timing of stock market moves. A "downside risk" of 40% means that the total of all negative monthly portfolio returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index serves as a proxy for the stock market.

     PRINCIPAL INVESTMENT STRATEGY: The Balanced Portfolio uses two main strategies. The first is option writing, a strategy in which one sells covered calls or secured put options. Up to 75% of Portfolio assets may be invested in option writing. In most market environments, covered calls and secured puts afford the investor some "cushion" against a stock market decline, but more limited appreciation potential in a stock market rise. The Portfolio may invest in common stocks and write options on any size companies on which options are traded on a national securities exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Growth stocks have faster increasing sales and earnings. Value stocks are those priced cheaply relative to some financial measures of worth. The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Portfolio will write options in the amounts the Adviser believes is appropriate in achieving its investment objective.

                                   TRANSLATION

                    What are covered calls and secured puts?

     Relative to owning stocks, covered calls or secured puts generally have significantly more limited upside and somewhat more limited downside exposure to stock market movements. A call is a contract to purchase a set number of shares of a stock on a certain future date at a specified price. The Portfolio will sell a call only on a stock that the Portfolio owns. This is called a "covered" call. A put is a contract to sell a set number of shares of a stock (called the "underlying stock") on a certain future date at a specified price. A "secured put" indicates that the Portfolio owns cash or cash equivalents equal to the value of the underlying stock; holding this cash is a way of limiting the risk and the magnification of risk inherent in options.

                                   TRANSLATION

  How does this Portfolio compare to most bond funds and other balanced funds?

     Historically, two types of mutual funds have had volatility comparable to that targeted by this Portfolio - bond funds and balanced funds (those blending stocks, bonds, and cash). With a minority of its assets in intermediate and long-term bonds, this Portfolio should be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor strongly present in most bond funds. The Portfolio's option writing strategy, on the other hand, limits the volatility inherent in the stock investments of most balanced funds. The Adviser seeks to keep a higher portion of the returns historically associated with stocks over longer periods with a level of short-term risk more commonly associated with bond funds. Thus, the Portfolio seeks to provide an efficient trade-off between short-term risk and return.

     The second main strategy is fixed-income investments. In most market environments, at least 25% of the Portfolio's total assets will be invested in fixed income securities: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and/or other fixed-income instruments. The proportions and durations held in the various fixed-income securities may be revised in light of the Adviser's appraisal of the relative yields of securities in the various market sectors, the investment prospects for issuers, and other considerations. In selecting fixed-income securities, the Adviser may consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential. In the first year of the Portfolio, the Adviser may limit fixed income investments to U.S. government securities.

     To summarize, selling covered call and secured put options reduces the Portfolio's volatility and provides some cash flow, which is the Portfolio's primary source of return. The combination of stock and fixed income investments and the steady cash flow from the sale of call and put options is designed to provide the Portfolio with more stable returns over a wide range of fixed-income and equity market environments.

     PRINCIPAL RISK FACTORS: The Portfolio's stock holdings are subject to market risk, the risk of a stock market decline. Stock prices may decline over short or even extended periods of time. The protective qualities inherent in option writing are partial. Also, the Adviser may not always write options on the full number of shares of stock it owns, exposing the Portfolio to the full market risk of these shares.

     Another important risk is that the individual stocks in the Portfolio may not perform as well as expected.

     The Portfolio invests in companies of any size for which exchange-traded options are available. Small companies are more vulnerable to financial and other risks than larger companies.

     The Portfolio's fixed income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principle. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower-paying yield.

     In addition to not fully protecting the Portfolio from a stock market decline, the option writing strategy limits the upside profit potential normally associated with stocks. Options are also inherently more complex, requiring a higher level of training for the portfolio manager and support personnel.

     In summary, the Portfolio could experience a loss in the stock, option, and fixed income portions of its holdings at the same time. Thus, the value of your investment in the Portfolio may go up or down, which means that you could lose money.

                                  TRANSLATION:

                       How can a covered call lose value?

     A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Thus, the Portfolio's option strategies may not fully protect it against declines in the value of its stocks.

     WHO SHOULD INVEST: The Adviser believes that this Portfolio is appropriate as a mid- to long-term investment (at least three years or more) for conservative investors who are willing to accept some stock market risk. It may also be appropriate as a diversifier to a long-term portfolio comprised of stocks, bonds, and other investments. It is not an appropriate investment for short-term investors or those who would panic during a major market correction.

     PERFORMANCE: No performance chart or table appears in this section since the Portfolio is new.

     FEES AND EXPENSES OF THE PORTFOLIO: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                          BALANCED PORTFOLIO FEE TABLE

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Sales Charge (Load) Imposed on Purchases                                None
  Sales Charge (Load) Imposed on Reinvested Dividends                     None
  Redemption Fees                                                         None
  Exchange Fees                                                           None

  ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
  Management Fees                                                         0.60%
  Distribution (12b-1) Fees (2)                                           0.00%
  Other Expenses (3)                                                      0.54%
                                                                        ------
     Total Operating Expenses                                             1.14%
  Fee Waiver (3)                                                         (0.20)%
                                                                        ------
     Net Expenses                                                         0.94%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) By contract, the Adviser pays all distribution (12b-1) fees.

(3) Based on estimated amounts for the new portfolio. The Adviser is contractually obligated to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.94%. This management contract expires June 30, 2002. Any change to this Fund policy would require a vote by shareholders.

     The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       BALANCED PORTFOLIO EXPENSE EXAMPLE

                                 1 Year                        3 Years
                                 ------                        -------

      Expenses                    $99                           $352

MANAGEMENT OF THE FUND

     The Fund's Board of Directors oversees the Fund management, decides on matters of general policy, and reviews the activities of the Fund's Adviser. The Board also makes decisions concerning investment strategies, but will not change a Portfolio's stated size limitations or closing commitments without a vote of shareholders. The Fund's officers conduct and supervise its daily business operations. Bridgeway Capital Management, Inc. of 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, acts as the Investment Adviser. The Adviser is a Texas corporation that was organized in 1993 to act as the Fund's investment adviser. John Montgomery, President of the Fund and the Adviser, has managed the affairs of the Portfolios of the Fund since inception. He selects the securities of five of the Bridgeway Fund Portfolios. Richard P. Cancelmo Jr. is the Portfolio Manager of the Bridgeway Balanced Portfolio. He is also a registered investment adviser and Bridgeway's head of equity trading. John and Dick are assisted by other employees who provide them with research and trading assistance.

     The Adviser is responsible for the investment and reinvestment of the Fund's assets and provides the Fund with:

o    executive and other personnel,

o    office space and other facilities,

o    administrative services, and

o    supervision of the Fund's daily business affairs.

It formulates and implements a continuous investment program for the Fund, consistent with the investment objectives, policies, and restrictions of each of its Portfolios. For the fiscal year ended June 30, 2001, the Adviser received the following investment advisory fees:

            MANAGEMENT FEE FOR THE FISCAL YEAR ENDED JUNE 30, 2001(1)

                                                          PERFORMANCE-BASED
        PORTFOLIO                      MANAGEMENT FEE         FEE RANGE
        ---------                      --------------     -----------------
Aggressive Investors I                      ____%           0.20 to 1.60%
Ultra-Small Company                         ____%                 NA
Ultra-Small Company Tax Advantage           0.50%                 NA
Micro-Cap Limited                           ____%           0.20 to 1.60%
Ultra-Large 35 Index                        0.08%                 NA

(1) All fees in this table are expressed as a percentage of average net assets.

Micro-Cap Limited, Aggressive Investors I and Aggressive Investors II have performance-based fees which vary from 0.20% to 1.6% of net assets, depending on performance relative to a market index over the last five years (or since inception if the Portfolio is not yet five years old). The fee for Ultra-Small Company and the base fee for Micro-Cap Limited are calculated as follows: from $0 to $27.5 million in net assets, the fee is 0.90%. From 27.5 million to $55 million, the fee is $495,000 subject to a maximum 1.49%. Above $55 million, the fee is 0.90%.

                                   TRANSLATION

                      Who Manages the Bridgeway Portfolios?

     John Montgomery is the founder of Bridgeway Capital Management, Inc. and portfolio manager for five Bridgeway Portfolios. He holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. John began applying these methods to his own investments in 1985. Over the next six years, this investment style proved more successful than even John had expected. He left the transportation industry at the end of 1991 to perform full time research on his investment models, to study the mutual fund industry, and to write a business plan for Bridgeway.

     Richard P. Cancelmo Jr. is the portfolio manager of the Bridgeway Balanced Portfolio and has been head of equity trading for Bridgeway Capital Management, Inc. since February 2000. He holds a bachelor degree from Washington and Lee University. Dick has been involved in the securities markets since 1980 when he started his career on the options floor of the Philadelphia Stock Exchange. He later worked for Rotan Mosle, Inc. on the options trading desk and in the brokerage area at Paine Webber, Inc. Before joining Bridgeway, he was president of Cancelmo Capital Management, Inc. and the West University Fund, Inc.

                      Who is Bridgeway Capital Management?

     Bridgeway Capital Management was incorporated in 1993 and Bridgeway Fund in 1994. The advisory firm has a very lean cost structure, relying heavily on computers and a small, but very talented and dedicated team of employees. These factors have enabled the firm to offer products unique to the mutual fund industry. Bridgeway Ultra-Small Company and Ultra-Small Company Tax Advantage Portfolios are committed to investing long-term in public companies smaller than any other mutual fund. As of March 31, 2001, Bridgeway Ultra-Large 35 Index Portfolio had the lowest expense ratio of any retail mutual fund in America based on data from Morningstar. Bridgeway's Balanced Portfolio carries on this tradition with a unique strategy to manage risk.

     Bridgeway has an unusual corporate culture with a high energy, fun, but modest atmosphere. Stressing process and results over titles and status, no Bridgeway employee, including John, can make more than 7 times the total compensation of the lowest paid employee. The firm ascribes to four business values: integrity, investment performance, cost efficiency, and service.

CODE OF ETHICS

     Both the Fund and the Adviser subscribe to a mission statement which places integrity above every other business goal. Neither the Fund nor the Adviser:

o    takes part in directed brokerage arrangements,

o    pays soft dollar commissions,

o    has a brokerage relationship with any affiliated organization, or

o    will invest in tobacco companies.

The Fund portfolio managers are encouraged to invest in shares of the Fund and are not allowed to purchase shares of equity securities which the Fund might also potentially own. Other employees, officers, and directors of the Fund and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics.

     Copies of the Code of Ethics may be obtained from our web address www.bridgewayfund.com/ethics.htm. Any shareholder or potential shareholder who feels a policy, action, or investment of the Fund or Adviser does or may compromise the highest standards of integrity is encouraged to write or call the Fund.

                                   TRANSLATION

                 What's the Big Deal About the "Code of Ethics"?

     At Bridgeway, we take ethical issues very seriously. We are willing to walk away from certain revenue-generating activities to avoid conflicts of interest between the Fund and its Adviser. We try to ensure that the interests of the Adviser reflect those of Fund shareholders.

NET ASSET VALUE OR NAV

     The net asset value per share of each Portfolio is the value of the Portfolio's investments plus other assets, less its liabilities divided by the number of Portfolio shares outstanding. The value of the Portfolio's securities is determined by the market value of these securities.

     Because the Fund charges no sales fee, the price you pay for shares is the Portfolio's net asset value (NAV). The Fund is open for business every day the New York Stock Exchange (NYSE) is open. Every buy or sell order you place in the proper form will go through at the next NAV calculated after your order has been received. The Adviser calculates the NAV for each Portfolio at the end of regular trading on the NYSE on business days, usually 4:00 p.m. eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Currently, the plan is to use prices based on the 4:00 p.m. Eastern Time close. Mutual fund marketplaces and members of the National Securities Clearing Corporation (NSCC) may have an earlier cut-off time for pricing your transaction.

     Because foreign markets may be open on days when US. markets are closed, the value of foreign securities owned by a Portfolio could change on days when you cannot buy or sell Fund shares. The NAV of each Portfolio, however, will not change until the next time it is calculated.

DISTRIBUTION OF FUND SHARES

     The Adviser pays for all Fund distribution costs. The Adviser may pay up to 0.25% of the average daily net assets attributable to broker/dealers, registered representatives, retirement plan consultants, or fund marketplaces that help distribute the Fund. Any such distribution arrangement must be approved by a majority of independent Fund directors. Any fee paid to fund marketplaces for transfer agency costs (not distribution) will be paid by the Fund itself. In accordance with Board policy, such transfer agency costs will not exceed a rate equal to the lesser of Bridgeway Fund's internal rate, or a rate representative of a comparable industry benchmark. On October 15, 1996 shareholders approved a 12b-1 Plan whereby the Fund acts as its own distributor, and the Adviser pays all distribution expenses. Shareholders pay no 12b-1 fee. The Board has reapproved the Plan each year.

HOW TO PURCHASE AND REDEEM SHARES

     NEW SHAREHOLDERS

     New shareholders of the Fund may purchase shares through the mutual fund marketplaces and through any member of the National Securities Clearing Corporation (NSCC).

     Two of these mutual fund marketplaces, E*Trade Securities (800-786-2575) and Scottrade Securities (800-619-7283), offer shares of Bridgeway Fund on a "no-transaction fee basis" after establishing an account by sending a completed application and a minimum initial investment of $2,000. After receiving account verification, investors may place trades over the Internet or by voice response system for no charge. If you need assistance in setting up a marketplace account or have questions about how to purchase Bridgeway Fund shares in this manner, please call the Fund at 800-661-3550.

     Other fund marketplaces and brokers who are members of National Securities Clearing Corporation offer Bridgeway Fund shares at transaction fees ranging from $18 to $200. These fees vary and do change. Some of the fee-paid marketplaces include: Ameritrade (800-669-3900), TD Waterhouse (800-934-4443), Charles Schwab & Co (800-225-8570), Vanguard (800-992-8327), Dreyfus
(800-416-7113) and Fidelity (800-544-3902). Additional information on fee-paid marketplaces is available on our web site, www.bridgewayfund.com or by calling the Fund at 800-661-3550.

     The minimum initial investment in any Fund Portfolio is $2,000, although some marketplaces may require a higher amount. The minimum subsequent investment is determined by the fund marketplace. The Fund reserves the right to reject any order.

     Shareholders of the Fund who purchase shares through marketplaces or members of NSCC should contact those organizations for redemption instructions.

     DIRECT SHAREHOLDERS PRIOR TO JUNE 5, 1998

     Shareholders who bought Fund shares directly from Bridgeway before June 5, 1998, may continue to make direct investments in any actively managed Portfolio. Investments are subject to the initial minimum purchase of $2,000 per Portfolio and closing restrictions as outlined elsewhere in this Prospectus. The minimum subsequent investment is $500. On an exception basis, potential new shareholders who wish to invest at least $50,000 in Aggressive Investors Portolio II or Balanced Portolio may also invest directly by requesting an application from the Fund (800-661-3550).

     Shareholders who purchased shares directly from Bridgeway may redeem shares by the method selected on the original application: either telephone redemption or by a request in writing. Telephone redemptions placed to the Fund at 800-661-3550 prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) will receive that day's closing price. Redemptions placed by written instructions may be mailed or delivered to 5615 Kirby Drive, Suite 518 Houston, TX 77005-2448. Redemption requests by fax or e-mail will not be accepted. The redemption request must specify the number of shares or dollars to be redeemed and be signed by a registered owner with the signature medallion guaranteed by a member of a national securities exchange or a commercial bank. A medallion signature guarantee is not the same as a notarization, and an acknowledgement by a notary public is not an acceptable substitute. The request will not be accepted unless it contains all required documents in proper form, as described above. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record.

     Redemption proceeds will be sent by check, to the address of record only. Payment for shares redeemed will usually be mailed the day after such shares are priced. In unusual circumstances this period may be up to 5 business days.

     FREQUENT TRADING OF FUND SHARES

     The Fund discourages frequent redemptions or using the Fund as a short-term trading vehicle; it is intended for long-term investors. Shareholders who make a practice of frequent buying and selling of Fund shares may not be permitted to make additional investments in the Fund. Two times annually is considered frequent and includes exchanges among Portfolios.

     REDEMPTION OF VERY SMALL ACCOUNTS

     In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $1,000, as a result of a transfer or redemption. The Fund will give shareholders of very small accounts 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

     REDEMPTION OF VERY LARGE ACCOUNTS

     While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway (at least a week in advance) before you redeem a large dollar amount. We must consider the interests of all fund shareholders and reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

TAX-SHELTERED RETIREMENT PLANS

     Shares of the Fund may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact the marketplaces previously described.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund declares dividends from net investment income and distributions from net capital gains annually and pays any such dividends and distributions annually. All dividends and distributions in full and fractional shares of the Fund will be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

     HOW DISTRIBUTIONS ARE TAXED

     The tax information in this prospectus is provided as general information. You should contact your tax adviser about the federal and state tax consequences of an investment in any of the portfolios.

     Except for retirement accounts such as IRA, Keogh, and other tax advantaged accounts, all fund distributions you will receive are generally taxable to you, regardless of whether you receive them in cash or reinvest them. They are taxable to you in the year you receive them, except that if they are paid to you in January, they are taxable as if they had been paid the previous year.

     Income dividends and short-term capital gain distributions are generally taxed as ordinary income. Long-term capital gain distributions are generally taxed at long-term capital gains rates. The tax treatment of capital gains distributions will not depend on when you bought your shares or whether you reinvested your distributions.

     HOW TRANSACTIONS ARE TAXED

     When you sell your Fund shares, you will generally realize a gain or loss. These transactions, including exchange transactions between Portfolios, usually have tax consequences. This will not be the case in tax-advantaged retirement accounts.

     TAXES WITHHELD

     By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

INVESTMENT TECHNIQUES

     The following table facilitates a comparison of investment techniques which may be used by each portfolio.

                                                                     Ultra-
                                                                      Small                    Ultra-
                                                         Ultra-      Company       Micro-       Large
                           Aggressive     Aggressive     Small         Tax          Cap          35
                           Investors I   Investors II   Company     Advantage     Limited       Index       Balanced
                           -----------   ------------   -------     ---------     -------      --------     --------
Borrowing
(leveraging)*               Yes          Yes            No           No           No           ***          No
Hedging                     Yes          Yes            No           No           No           No           Yes
Options (stock index)       Yes          Yes            No           No           No           No           Yes
Futures (stock index)       Yes          Yes            **           **           **           No           Yes
Options (other)             Yes          Yes            No           No           No           No           Yes
Futures (other)             Yes          Yes            No           No           No           No           Yes
Covered Calls               Yes          Yes            No           No           No           No           Yes
Secured Puts                Yes          Yes            No           No           No           No           Yes
Short-sales                 Yes          Yes            No           No           No           ***          Yes
Warrants                    Yes          Yes            No           No           No           No           Yes
Foreign companies/
ADRs                        Yes          Yes            Yes          No           Yes          No           Yes
Closed-end investment
   companies                Yes          Yes            No           No           No           No           No
Lending securities          Yes          Yes            No           Yes          Yes          Yes          Yes
New issues/
Unseasoned companies        Yes          Yes            Yes          Yes          Yes          No           Yes
High turnover               Yes          Yes            Yes          No           Yes          No           Yes
Short-term trading          Yes          Yes            Yes          No           Yes          No           Yes

* Any Portfolio may borrow on a temporary short-term basis, for example in order to meet a redemption request.

** The Ultra-Small Company, Ultra-Small Company Tax Advantage and Micro-Cap Limited Portfolios may only take temporary, long stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. No more than 35% of portfolio net assets will be at risk in this limited use of stock index futures.

*** The Ultra-Large 35 Index Portfolio will only borrow on a temporary basis for the purpose of selling short "against the box."

TAX EFFICIENCY

     The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

     An important aspect of fund ownership in a taxable account is the tax efficiency of the portfolio. A fund may have great performance, but if a large percentage of that performance is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Portfolio through June 30, 2001. It assumes that a shareholder was invested in the Portfolio for the full period since inception and had paid taxes at the current maximum rates of ____% for income, ____% for short-term capital gains, and 20% for long-term capital gains (those of more than one year). 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have gone up in value but have not been sold. It also ignores the taxes an individual would pay if they sold their Bridgeway shares. The second column is the rank of this tax efficiency among domestic equity funds. A rank of 1 means the tax efficiency ranked in the top one percent of these funds.

                          BRIDGEWAY FUND TAX EFFICIENCY

                                            % Tax Efficiency         5-year
Portfolio                                   Since Inception     Percentile Rank(1)
---------                                   ----------------    -----------------
Aggressive Investors I                             New                  NA
Aggressive Investors II                               %
                                                  ----                 ---
Ultra-Small Company                                   %
                                                  ----                 ---
Ultra-Small Company Tax Advantage                     %                 NA
                                                  ----
Micro-Cap Limited                                     %                 NA
                                                  ----
Ultra-Large 35 Index                                  %                 NA
                                                  ----
Balanced                                           New                  NA

(1) Morningstar is the source for data for this table.

     Bridgeway pays attention to taxes in all its portfolios. However, the active management style of Ultra-Small Company, Aggressive Investors I, Aggressive Investors II, Micro-Cap Limited and Balanced make these portfolios less tax-efficient than Ultra-Large 35 Index and Ultra-Small Company Tax Advantage. Ultra-Large 35 Index and Ultra-Small Company Tax Advantage have been extremely tax efficient, even among index funds.

     Neither the Ultra-Large 35 Index Portfolio nor the Ultra-Small Company Tax Advantage Portfolio has distributed capital gains in the four years since inception; we expect none in the fifth year. However, these portfolios do distribute taxable dividend income.

     FOR MORE INFORMATION

     Bridgeway's STATEMENT OF ADDITIONAL INFORMATION, contains more detail about policies and practices of the Fund and its adviser, Bridgeway Capital Management. It's "the fine print," and is incorporated here by reference.

     SHAREHOLDER REPORTS provide a closer look at the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period. They provide details of our performance versus performance benchmarks, our top ten holdings (for our actively managed portfolios), a detailed list of holdings twice annually, and more about Bridgeway's investment strategy. While these letters are usually a bit long (and sometimes lively), the first two sentences tell you how the portfolio did in the most recent quarter and the portfolio manager's assessment of it. You won't get a lot of mumbo jumbo about the economy, claims of brilliance when it's going well, or whitewashing performance when it's not going well. The shareholder reports of the previous and current fiscal years are incorporated here by reference, making them legally part of the prospectus.

     Other documents, for example the CODE OF ETHICS, are also available.

     TO CONTACT BRIDGEWAY FOR A FREE ELECTRONIC OR PRINTED COPY OF THESE DOCUMENTS OR FOR YOUR QUESTIONS:

o    Consult our website: www.bridgewayfund.com

o    E-mail us at: funds@bridgewayfund.com

o    Write to us at: Bridgeway Fund, Inc
                     5615 Kirby Drive, Suite 518
                     Houston, TX 77005-2448

o    Call us at: 800-661-3550, or in Houston at 713-661-3500.

     INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

     You can review and copy information about our Fund (including the SAI) at the SEC's Public Reference Room in Washington D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website www.sec.gov/cgi-bin/srch-edgar?text=bridgeway. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington DC 20549-6009.

     Bridgeway Fund's Investment Company Act file number is 811-08200.


BRIDGEWAY FUND, INC.                         INDEPENDENT ACCOUNTANTS
5615 KIRBY DRIVE, SUITE 518                  PRICEWATERHOUSECOOPERS LLP
HOUSTON, TX. 77005-2448                      1201 LOUISIANA STREET, SUITE 2900
713 661-3500                                 HOUSTON, TX. 77002
800 661-3550

                              BRIDGEWAY FUND, INC.

                       Statement of Additional Information

                             Dated October 31, 2001



This Statement of Additional Information (SAI) is not a prospectus, and it should be read in conjunction with the prospectus of Bridgeway Fund, Inc. (the "Fund"), dated October 31, 2001, which incorporates this document by reference. All seven Bridgeway Fund portfolios are represented in the prospectus and the
SAI: the Aggressive Investors Portfolio I (formerly Aggressive Growth), Aggressive Investors Portfolio II, Ultra-Small Company Portfolio, Ultra-Small Company Tax Advantage Portfolio, Micro-Cap Limited Portfolio, Ultra-Large 35 Index Portfolio, and the Balanced Portfolio. A copy of the prospectus may be obtained directly from the Fund, which acts as the distributor of its own shares, at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550, or in Houston 713-661-3500 or from our web site at www.bridgewayfund.com. Bridgeway Fund, Inc. is a Maryland corporation, incorporated on October 19, 1993. Bridgeway Capital Management, Inc. is a Texas corporation, incorporated on July 12, 1993.




                                TABLE OF CONTENTS

                                                                         Cross-reference
                                                                          to page in the
                                                                            Prospectus
                                                             Page
Investment Objectives and Policies                            2          3, 8, 13, 18, 23
Risk Factors                                                  3          4, 9, 14, 19, 24
Investment Restrictions                                       7          4, 9, 14, 19, 24
U.S. Government Securities                                    9                 -
Foreign Securities                                            9                 34
New Issues and Closed End Funds                               9                 34
Management                                                    9                 28
The Management Agreement                                      10                -
Security Selection Process                                    16         3, 8, 13, 18, 23
Disclaimer-CRSP                                               16                -
Portfolio Transactions and Brokerage                          16                -
Net Asset Value                                               17                30
Redemption in Kind                                            17                33
Taxation                                                      18                33
Dividends and Distributions                                   18                33
Performance Information                                       18        5, 10, 15, 20, 25
Allocation of Trades to Clients                               20                NA
General Information                                           20              2, 36
Financial Statements                                          22                -

INVESTMENT OBJECTIVES AND POLICIES


The Fund was organized as a series fund with two initial portfolios or series:
Ultra-Small Company Portfolio and Aggressive Investors Portfolio I (formerly the Aggressive Growth Portfolio). The Ultra-Small Company Tax Advantage Portfolio and the Ultra-Large 35 Index Portfolio were added on July 20, 1997; the Micro-Cap Limited Portfolio was added on June 5, 1998; the Balanced Portfolio was added on June 30, 2001; the Aggressive Investors Portfolio II was added on October 31, 2001. Bridgeway Capital Management, Inc. is the Investment Adviser (hereinafter referred to by name or as the "Manager," or the "Adviser") for the seven Portfolios. Aggressive Investors Portfolio I, Aggressive Investors Portfolio II, Ultra-Small Company Portfolio, Ultra-Small Company Tax Advantage Portfolio, Micro-Cap Limited Portfolio, and Ultra-Large 35 Index Portfolio have as their investment objective to provide total return (capital appreciation and current income), but the first five of these focus primarily on capital appreciation. The Balanced Portfolio has an investment objective of a high current return. There can be no assurance that the Portfolios will achieve their investment objectives. No form of fundamental or technical analysis, including that employed by the Adviser in Bridgeway's actively managed portfolios, has been proven conclusively to provide a risk-adjusted excess rate of return on a consistent basis. The Social Responsibility Portfolio, previously a series of Bridgeway Fund, was merged into the Calvert Large Cap Growth Fund on October 31, 2000. Bridgeway Capital Management is the sub-adviser of this Calvert Fund.


The Adviser may engage in "tax management" of each Bridgeway portfolio, when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Portfolio turnover. The Adviser uses the full breadth of its tax management tools only in the Ultra-Small Company Tax Advantage Portfolio and the Ultra-Large 35 Index Portfolio. Please see the "Tax Efficiency" section of the Prospectus for the relative tax efficiency of each Portfolio and for more details.

The Portfolios' investment policies are described in the Fund's prospectus. Additional disclosure appears below.


The Aggressive Investors Portfolio I and Aggressive Investors Portfolio II may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors" in the Prospectus and this Statement of Additional Information. Normally, these Portfolios will invest in common stocks at a level equal to at least 100% of its net assets. Portfolio exposure to market risk will vary over time. Using hedging strategies, Portfolio exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by the estimated portfolio beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. "Negative correlation to the market" means that if the market goes up, the value of the portfolio goes down. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the Adviser feels the portfolio is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

The Adviser may use up to 5% of the Aggressive Investors Portfolio I or Aggressive Investors Portfolio II net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required to establish such positions in any one commodity may not exceed 2% of net assets. Subject to these two limiting constraints and applicable laws these Portfolios (only) may invest in commodity futures and options for the purpose of diversification in line with the stated portfolio objective.


The Ultra-Small Company, Ultra-Small Company Tax Advantage, and Micro-Cap Limited Portfolios may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the fund were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this 4% to a future date. Then the Portfolio could take a long position in stock index futures such that the underlying value of securities represented by the futures did not exceed the amount of portfolio cash. In no case will the use of futures in this way exceed 35% of Portfolio total assets.

The Ultra-Small Company Portfolio will invest at least 80% of assets in ultra-small companies based on company size at the time of purchase. Likewise, Micro-Cap Limited Portfolio will invest at least 80% of assets in micro-cap (or smaller) companies at the time of purchase. Micro-Cap Limited will only periodically invest in ultra-small companies, since the Ultra-Small Company Portfolio has "right of first refusal" over Micro-Cap Limited on all ultra-small companies identified as potential buys, but it may do so to offset the market cap weighting of stocks that have appreciated above micro-cap size. Thus, any ultra-small stocks in the Micro-Cap Limited Portfolio will be counted along with micro-cap stocks for the purpose of meeting the 80% test.


The Ultra-Large 35 Index Portfolio seeks to track the Ultra-Large 35 Index with a degree of accuracy resulting in a correlation coefficient between the Portfolio and the underlying index of at least 0.95. When this standard is not met, the Adviser will apprise the Board of Directors of proposed actions and timeframes to bring the Portfolio back into line with the standard.

The Balanced Portfolio will write (sell) option contracts. In return for the premium received, a covered call option writer during the term of the option is subject to the risk of losing the potential for capital appreciation above the exercise price. The writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice, he cannot effect a closing purchase transaction. If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period, which may exceed such gain. If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium.

The Balanced Portfolio will also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value. Secured put option writing entails the Portfolio's sale of a put option to a third party for a premium and the Portfolio's concurrent deposit of liquid assets (cash or U.S. government securities) into a segregated account equal to the option's exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Portfolio at the exercise price at any time during a specified time period.

The Balanced Portfolio will only write secured put options in circumstances where the Portfolio desires to acquire the security underlying the option at the exercise price specified in the option. Put options written by a Portfolio are listed for trading on one or more domestic securities exchanges and are issued by the Options Clearing Corporation (the "Clearing Corporation" or "OCC"). When the Portfolio writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Portfolio could incur a loss if it is required to purchase the stock underlying the put option at a price significantly greater than the current market price of the stock. While the Portfolio's potential gain on a put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Portfolio risks a loss equal to the entire value of the stock.

RISK FACTORS

A discussion of risk for each of the Fund portfolios appears in the prospectus. Because the Ultra-Small Company, Ultra-Small Company Tax Advantage, and Micro-Cap Limited Portfolios invest in stocks smaller than those generally available through mutual funds, the following gives more detailed insights into their risk and return characteristics. The statistics are based on the historical record of these financial instruments (asset classes) and are not the record of the Fund itself. The return numbers include reinvested interest and dividends, but do not include trading or operational costs, which a mutual fund would incur. The source of these data (which is used here by permission) is the Center for Research in Securities Prices (CRSP) Cap-Based 9 and 10 Portfolios and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 2000 Yearbook.

Short-term Risk

Table A below indicates that the short-term volatility of ultra-small stocks (as represented by the CRSP Cap-Based 10 Portfolio) is much higher than that exhibited by large stocks, bonds, or Treasury Bills. To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio). Investors normally think of investments that exhibit low short-term volatility as "safe" or "conservative" and investments that exhibit higher short-term volatility as "risky." Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks), which an investor needs in a one-year time frame. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money that one needs in the immediate future in Ultra-Small Company, Ultra-Small Company Tax Advantage Portfolio, or Micro-Cap Limited Portfolio.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns. This is not true in every time period, however. For example, from 1994 through 1998, large stocks significantly outperformed small, and ultra-small stocks.

                                     Table A
      Short-term Risk Characteristics of Various Asset Classes (1926-2000)

                                                L T Govt.  L T Corp.     Large     Small  Ultra-Small
                                     T-Bills        Bonds      Bonds    Stocks    Stocks       Stocks
Avg. Annual Return                       3.7%        5.3%       5.7%     11.0%     12.4%        13.1%
Std. Deviation                           3.2%        9.4%       8.7%     20.2%     33.4%        45.8%
Beta (U.S. large stocks)                   NA          NA         NA       1.0       1.3          1.7
Worst calendar year (1926-2000)            NA       -9.2%      -8.1%    -43.3%    -58.0%       -55.6%
Worst calendar year (1940-2000)            NA       -9.2%      -8.1%    -26.5%    -30.9%       -41.9%
% of 1-year declines                       0%         28%        23%       28%       31%          36%
% of 3-year declines                       0%         14%        11%       12%       19%          23%
% of 5-year declines                       0%          8%         4%       10%       13%          14%

Long-term Risk

While most of the statistics in Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear "safe" over the short-term are particularly vulnerable to the effects of inflation in the long-term. Table B presents the worst 16-year cumulative inflation-adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 1996 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks especially shine. While ultra-small stocks have historically declined farther in a downturn, they have also generally come back faster after a decline. However, past performance may not be predictive of future results. Our overall conclusion is that ultra-small stocks are too risky for short-term investments, but may be an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.

                                     Table B
 Long-term Risk Characteristics of Various Asset Classes ADJUSTED FOR INFLATION
                                  (1926-2000)

                                             L T Govt.   L T Corp.        Large       Small  Ultra-Small
                                   T-Bills       Bonds       Bonds       Stocks      Stocks       Stocks
Worst 16-year period                -43.9%      -49.4%      -46.5%       -14.6%       -4.5%        +7.0%
% 16-year declines                   33.1%       57.0%       42.0%         2.0%        2.0%         0.0%


There are special factors to consider relating to investing in the Aggressive Investors Portfolio I and Aggressive Investors Portfolio II. These Portfolios may 1) borrow money from banks up to 50% of the net assets, and 2) purchase and sell futures and options on stock indexes, interest rate and currency instruments, among others (see "Investment Techniques" in the Prospectus). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Portfolio's assets and the net asset value of its shares. The Ultra-Large 35 Index Portfolio may likewise borrow from banks, but only for short-term temporary purposes (for example, to meet a redemption) or for the purpose of making short sales "against the box" (short sales of securities owned). A short sale against the box would happen only in the event that a redemption would otherwise cause a distribution of capital gains. The Aggressive Investors Portfolio I and Aggressive Investors Portfolio II higher turnover (more frequent trading) will expose them to increased cost and risk.

The Aggressive Investors I, Aggressive Investors II, and Balanced Portfolios may also purchase warrants, invest up to 5% of assets in the securities of new issues or "unseasoned issues" that have been in operation less than three years, engage in short-term trading, invest up to 10% of its assets in foreign securities and American Depository Receipts (ADR's) listed on American exchanges, invest any amount less than 25% of its portfolio in a single security, invest up to 5% of portfolio assets in a closed-end investment company, lend portfolio securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash in segregated accounts, also represent potentially higher risk for Aggressive Investors I and Aggressive Investors II shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. The Aggressive Investors Portfolio I will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in money market or short term Treasury securities held by the Fund's custodian or broker or both.


Because the Balanced Portfolio invests in bonds, it has interest rate risk, credit risk and prepayment risk. Interest rate risk means that bonds may go down in value when interest rates rise. Credit risk means that the issuer of a bond may not be able to pay interest and principal when due. Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

Shareholders of any Portfolio could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Portfolio might experience delays in recovering its assets (even though fully collateralized); the Portfolio would bear the risk of loss from any interim change in securities price. Collateral for securities lent will be invested in money market or short-term Treasury securities.


Although the Adviser believes that the investment techniques it employs to manage risk in the Aggressive Investors I and Aggressive Investors II Portfolios will further the Portfolios' investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline, if the Fund had previously sold futures or bought puts on stock indexes or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Investors I and Aggressive Investors II Portfolios to increase or decrease portfolio exposure to stock market risk as indicated by statistical models. (The Fund will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, the Aggressive Investors I and Aggressive Investors II Portfolios may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME), for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non hedging positions do not exceed 5% of its total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat among others. Likewise, the Balanced Portfolio may purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. Options and futures can be volatile investments and may not perform as expected.


The Adviser's goal in the Aggressive Investors I and Aggressive Investors II Portfolios is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more). The Adviser's goal in the Balanced Portfolio is to manage these various risks through diversification and hedging strategies to achieve a reasonable return with short-term risk less than or equal to 40% of the stock market (as measured by certain statistical measures over monthly periods). (Hereinafter, "stock market" will mean stock market as represented by the Standard & Poor's Composite Stock 500 Index with dividends reinvested.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.


A Portfolio's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. This is especially true for the Ultra-Small Company Tax Advantage, Micro-Cap Limited, and Aggressive Investors I Portfolios. The Adviser manages this risk

      - in the Ultra-Small Company, and Micro-Cap Limited, and Aggressive Investors I Portfolios by its low closing commitment,




      - in Ultra-Small Company Tax Advantage and Ultra-Large 35 Index by contingent redemption reimbursement fees,

      - in all Portfolios by strongly discouraging investment by market timers and other investors who would sell in a market downturn,


      -  in all Portfolios by limiting exposure to any one security, and


      -  in all Portfolios by maintaining some very liquid stocks.

The principal reason for writing covered calls and secured puts on a securities portfolio is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. The option writer has no control over when he may be required to sell or buy his securities, since he may be assigned an exercise notice or assignment at any time prior to the termination of his obligation as writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. Options written by the Portfolio will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the times the options are written.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange which have been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not, at times, render certain of the facilities of the Clearing Corporation and the exchanges inadequate. In the past, such events have resulted, and may again result, in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers' orders.

Each of the exchanges has established limitations governing the maximum number of calls (whether or not covered) that may be written by a single investor, or group of investors acting in concert, (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. At the date of this Prospectus, the only such limits that may affect the operations of the Portfolio are those that limit the writing of call options on the same underlying security by an investor or such group to 4,500 options (450,000 shares), 7,500 options (750,000 shares) or 10,500 options (1,050,000 shares) in each class regardless of expiration date. Whether the applicable limit is 4,500, 7,500, or 10,500 options is determined by the most recent six-month trading volume of the underlying security. Every six months each exchange reviews the status of underlying securities to determine which limit should apply. These position limits may limit the number of options that the Portfolio can write on a particular security

Portfolio Turnover Rate Considerations


In the Aggressive Investors I, Aggressive Investors II, and Balanced Portfolios, turnover will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth and balanced funds. A 500% portfolio turnover is equivalent to the sale and repurchase of all of the securities in the portfolio five times during the year. Consequently, the Portfolio may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. During fiscal 2001, the Aggressive Portfolio's turnover rate was ___%.


INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

As indicated in the following list, the Fund's portfolios may not:

         1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

         2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.


         3. Issue senior securities, except that the Aggressive Investors I and Aggressive Investors II Portfolios may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Portfolio may borrow on a secured or unsecured basis from banks up to 5% of its total assets on an unsecured basis from banks for temporary or emergency purposes. In addition, the Ultra-Large 35 Index Portfolio may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.

         4. Invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, Ultra-Index Company Tax Advantage, Micro-Cap Limited, and Ultra-Large 35 Index Portfolios may not invest in any options and may invest in stock market index futures only as described in the Prospectus.


         5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of net assets. In addition, only the Aggressive Investors I and Aggressive Investors II Portfolios may invest in any commodity options or futures.


         6. Buy or sell real estate, real estate limited partnership interests, or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate).


         7. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies); however, the Aggressive Investors I, Aggressive Investors II, Ultra-Small Company Tax Advantage, Micro-Cap Limited, Ultra-Large 35 Index, and Balanced Portfolios may lend their portfolio securities to others on a fully collateralized basis.


         8. Make investments for the purpose of exercising control or management.

         9. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio.) (This restriction in no way prevents the Fund from acting as distributor of its own shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996.)

         10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

         11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

         12. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

         13. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange). However, the Ultra-Small Company, Ultra-Small Company Tax Advantage, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may not purchase any warrants.

         15. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessor have been in continuous operation for fewer than three years.

         16. Invest in oil, gas or mineral related programs, partnerships or leases.

         17. Invest in securities that would cause the Ultra-Large 35 Index Portfolio to violate the Board approved policy to weight the Portfolio's sector composition within one and one-half percentage points (of total) of the sector composition of its index.

U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities solely by the credit worthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

FOREIGN SECURITIES

The Fund may invest up to 10% of its assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards;
(12) price volatility; and 13) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADR's and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

NEW ISSUES AND CLOSED END FUNDS

The Fund may invest up to 5% of total assets in the securities of "unseasoned issuers" those, which together with any predecessor have been in continuous operation for fewer than three years. These companies have less historical data on which to evaluate past performance, are usually small companies, and thus may exhibit higher volatility and risk than other issues. The Fund is not restricted as to purchase of "new issuers" that have been in continuous operation for more than three years, although these may also exhibit higher volatility and risk.

The Fund may also invest up to 5% of total assets in closed end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

MANAGEMENT

The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Adviser, Custodian and Transfer Agent. The day-to-day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

The directors and officers of the Fund and of the Adviser, their business address and principal occupations during the past five years are


                                  Position with
                                     the Fund        Principal Occupation
                                  -------------      --------------------
John N. R. Montgomery*            President and      President of the Fund since
                                  Director           11/93 and the Adviser
                                                     since 7/93.

Kirbyjon Caldwell                 Director           Senior Pastor of Windsor
                                                     Village, the largest United
                                                     Methodist Church in the
                                                     U.S., a director of
                                                     Continental Airlines, Chase
                                                     Bank-Texas, and other
                                                     business and civic
                                                     organizations, and author
                                                     of The Gospel of Good
                                                     Success.

Karen S. Gerstner                 Director           Attorney and partner, Davis
                                                     Ridout Jones and Gerstner
                                                     since 2/99. Prior to that
                                                     she was an attorney and
                                                     partner, Dinkins Kelly
                                                     Lenox Gerstner & Lamb, LLP
                                                     Houston, Texas.

Miles Douglas Harper, III         Director           Partner, 8/2000 to
                                                     date, Associate 1/99 to
                                                     7/2000 of the CPA firm
                                                     Gainer, Donnelly, and
                                                     Desroches Prior to that he
                                                     was Vice President, Wood,
                                                     Harper, PC, a CPA firm in
                                                     Houston, Texas.

Glen Feagins                      Treasurer          Employee of Bridgeway
                                                     Capital Management since
                                                     1995.

Joanna Schima                     Secretary          Employee of Bridgeway
                                                     Capital Management since
                                                     1993.


*denotes directors who are "interested persons" of the Fund under the 1940 Act.


The address of all of the Directors and Officers of the Fund is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448. The Fund pays an annual retainer of $1,500 and fees of $750 per meeting to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During Fiscal Year 2001, the directors received the following compensation:


                                                        Pension or
                                     Aggregate           Retirement       Estimated Annual        Total
                                 Compensation from     Benefits Accrued    Benefits Upon       Compensation
Name of Director                        Fund                                Retirement         from the Fund
Kirbyjon Caldwell(1)                   $1,500               N/A                 N/A               $1,500(2)
Karen Gerstner                         $6,000               N/A                 N/A               $6,000(2)
Miles Douglas Harper, III              $6,000               N/A                 N/A               $6,000(2)
John N.R. Montgomery                   $    0               N/A                 N/A               $    0

(1) Pastor Caldwell joined the Board in fiscal year 2001.
(2) The directors received this compensation in the form of shares of the Fund, credited to his or her account.

THE MANAGEMENT AGREEMENT


Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Ultra-Small Company and Aggressive Investors I Portfolios by Bridgeway

Capital Management, Inc., (the "Adviser") pursuant to an investment management agreement (the "Agreement") dated May 26, 1994; a second investment management agreement dated May 26, 1997 addresses the management of the Ultra-Small Company Tax Advantage Portfolio and the Ultra-Large 35 Index Portfolio; a third investment management agreement dated June 3, 1998 addresses the management of the Micro-Cap Limited Portfolio; a fourth investment management agreement dated June 30, 2001 addresses the management of the Balanced Portfolio; a fifth Investment management Agreement dated August 14, 2001 addresses the management of Aggressive Investors II Portfolio. On April 11, 2001 the first three agreements were extended for another year, and the fourth agreement was approved by the Board of Directors. On August 18, 1999 the first three agreements were amended to incorporate the following expense limitation provisions that had previously been an undertaking of the Adviser. The expense limitation for the Balanced and Aggressive Investors II Portfolios appears in the initial contract.


The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios:


              Aggressive Investors I                        2.00%
              Aggressive Investors II                       1.90%
              Ultra-Small Company                           2.00%
              Ultra-Small Company Tax Advantage             0.75%
              Ultra-Large 35 Index                          0.15%
              Micro-Cap Limited                             1.90%
              Balanced                                      0.94%


The Adviser is a Texas corporation organized in 1993 to act as Adviser to the Fund and is controlled by John N. R. Montgomery and his family. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques that he uses in managing the Portfolios of the Fund. John directs the management of the assets of six Bridgeway Portfolios and the selection of the securities that each Portfolio will purchase and sell, although he is assisted by other employees who provide him with research and trading assistance. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration. John was a research engineer/project manager at the Massachusetts Institute of Technology, served as an executive with transportation agencies in North Carolina and Texas, and founded Bridgeway Capital Management, Inc. in July 1993.

Richard P. Cancelmo, Jr. is responsible for managing the assets of the Balanced Portfolio and selecting the securities that the Portfolio will purchase and sell. He is a graduate of Washington and Lee University. Dick has been with Bridgeway since March of 2000 and also manages the equity trading desk at Bridgeway. From 1996 to 2000, he was Portfolio Manager of West University Fund, Inc. and President of Cancelmo Capital Management, Inc. a Houston based investment adviser. Dick has been involved in the securities markets since 1980 when he started his career on the options floor of The Philadelphia Stock Exchange. He later worked for Rotan Mosle, Inc. on their option trading desk and for Paine Webber, Inc.

Under all of the agreements, the Adviser provides a continuous investment program for the Portfolios of the Fund by placing orders to buy, sell or hold particular securities. The Adviser also supervises all matters relating to the operation of the Fund, such as corporate officers, operations, office space, equipment and services.

As compensation for advisory services rendered to the Ultra-Small Company Tax Advantage, Ultra-Large 35 Index and Balanced Portfolios, and the charges and expenses assumed and to be paid by the Adviser as described above, these Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

         .5% of the value of the Ultra-Small Company Tax Advantage Portfolio's average daily net assets,

         .08% of the value of the Ultra-Large 35 Index Portfolio's average daily net assets, and

         .60% of the value of the Balanced Portfolio's average daily net assets


As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser as described above, the Aggressive Investors I, Aggressive Investors II, Ultra-Small Company, and

Micro-Cap Limited Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

         .9% of the value of the Portfolio's average daily net assets during such month up to $250,000,000;

         .875% of the next $250,000,000 of such assets; and

         .85% of such assets over $500,000,000,

except that the fee for the Ultra-Small Company and Micro-Cap Limited Portfolios during the period that a Portfolio's net assets range from $27.5 million to $55 million will be paid as if the Portfolio had $55,000,000 under management (that is, $55 million times .009 equals $495,000), subject to a maximum 1.49% annual rate.

For purposes of calculating such fee, average daily net assets shall be computed by adding the total asset values less liabilities of each Portfolio as computed by the Adviser each day (during the month and dividing the resulting total by the number of days in the month). Expenses and fees of each Portfolio, including the advisory fee, will be accrued daily and taken into account in determining net asset value. For any period less than a full month during which this agreement is in effect, the fee shall be prorated according to the proportion that such period bears to a full month.


The Aggressive Investors I, and Micro-Cap Limited Portfolios base fee described above will be adjusted each quarterly period (as defined below) by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment rate percentage as described below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding quarterly period. The advisory fee will be accrued daily and paid monthly.

The performance adjustment rate shall vary with the Fund's performance as compared to a benchmark index and will range from -0.7% to +0.7%. The benchmark index for the Aggressive Investors I and Aggressive Investors II Portfolios is the capitalization weighted Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "S & P 500 Index") and for the Micro-Cap Limited Portfolio is the CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The performance rate adjustment will be calculated at 4.67% (Aggressive Investors I and Aggressive Investors II) and 2.87% (Micro-Cap Limited) of the difference between the performance of the Portfolios and that of the Index, except that there will be no performance adjustment if the difference between the Portfolio performance and the benchmark Index performance is less than or equal to 2%.


The performance period shall consist of the most recent five-year period ending on the last day of the quarter (March, June, September, and December) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The performance of the benchmark index will be the 5-year percentage increase (or decrease) in the S & P 500 Index /CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The Portfolio performance will be the percentage increase (or decrease) of the portfolio net asset value per share over the performance period and will be calculated as the sum of: 1) the change in the portfolio unit value during such period, 2) the unit value of portfolio distributions from income or capital gains (long or short term) having an ex-dividend date occurring within the performance period and assumed to have been reinvested at the net asset value on ex-date, and 3) the unit value of capital gains taxes paid or accrued during the performance period of undistributed realized capital gains, if any. Thus, the Fund performance will be in accordance with SEC standardized total return formula.

The adjustment to the Basic Advisory Fee will not be cumulative. For example, an increased fee could result even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index.

As indicated above, the Fund's expenses (including the monthly Basic Advisory fee) will be accrued daily. The performance adjustment for each performance fee period will be computed monthly and accrued daily in the subsequent monthly period and taken into account in computing the daily net asset value of a Fund Portfolio's share. However, the expenses in excess of any maximum expense limitation that is assumed by the Fund's Adviser if any, shall not be accrued for the purpose of computing the daily net asset value of a Fund share.

Since the Micro-Cap Limited Portfolio does not have a five-year operating history, the performance rate adjustment will be calculated as follows during the initial five-year period:

From July 1, 1999 through June 30, 2003, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of the Portfolio and the benchmark index over the number of quarters that have elapsed since June 30, 1998. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it covers a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

For the last four fiscal years ending June 30 and in accordance with the management fee schedules described above, the Adviser waived and reimbursed the following fees from each of the Portfolios:

                                                                       Waived
                                 Advisory Fee        Expense          Advisory         Waived Accounting
   Portfolio By Fiscal Year      Per Contract     Reimbursement          Fees                Fee
   Ultra-Small Company
      6/30/01                       ______             ____              ____                ____
      6/30/00                      $495,000             $0                $0                  $0
      6/30/99                      $495,000             $0              $86,675               $0
      6/30/98                      $495,000             $0                $0                  $0
   Ultra-Small Company Tax
   Advantage
      6/30/01                       ______             ____              ____                ____
      6/30/00                      $10,629            $4,814            $10,629            $10,006
      6/30/99                      $ 6,753            $8,015            $ 6,753            $ 7,861
      6/30/98                      $ 5,382            $1,926            $ 5,382            $ 3,386
   Aggressive
      6/30/01                       ______             ____              ____                ____
      6/30/00                      $308,915             $0              $2,632                $0
      6/30/99                      $ 14,577             $0                $0                  $0
      6/30/98                      $ 39,058             $0                $0                  $0
   Ultra-Large 35 Index
      6/30/01                       ______             ____              ____                ____
      6/30/00                       $4,675            $4,023            $4,675              $9,838
      6/30/99                       $1,754            $6,444            $1,754              $8,160
      6/30/98                        $106             $9,077             $106               $3,442
   Micro-Cap Limited
      6/30/01                       ______             ____              ____                ____
      6/30/00                      $283,892             $0              $83,409               $0
      6/30/99                      $ 99,314             $0                $0                  $0
      6/30/98                        n/a               n/a                n/a                n/a


The Net Advisory Fees were paid at the end of each month after the earned fee was adjusted for any expense overage in accordance with the Adviser's undertaking to maintain an expense ratio at or below 2.0% for Aggressive Investors I and Ultra-Small Company, 0.75% for Ultra-Small Company Tax Advantage, 1.9% for Micro-Cap Limited and 0.15% for Ultra-Large Index.


In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (1) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and record keeping, (3) the charges and expenses of any transfer agents and registrars appointed by the Fund, (4) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (5) all taxes and corporate fees payable by the Fund to federal, state or other government agencies, (6) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (7) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders, (8) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed, (9) compensation of directors who are not interested persons of the Adviser, (10) interest expense, (11) insurance expense, and (12) association membership dues.

The Adviser will not be liable to the Fund for any error of judgment by the Adviser or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Fund acts as the distributor of its shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."


The Agreements were first approved by the Board of Directors on January 17, 1994, March 19, 1997, and February 27, 1998, and amended on April 30, 1997 by a majority of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors"). The continuation of the current contracts was approved on April 11, 2001 for another year, and they will continue in effect through June 30, 2002. If not terminated, the Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of directors or by vote of a majority of the outstanding voting securities of the Fund.


The Agreement is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of a Fund Portfolio at any time without penalty, on 60 days written notice to the Adviser. The Adviser also may terminate the Agreement on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

In addition to the stringent code of ethics described on page 30 of the prospectus, the Adviser has a unique mission statement that sets it apart from others in the industry:

         OUR MISSION is to:

                o   support charitable service,

                o   nurture educational causes,

                o   improve the quality of community life, and

                o oppose and alleviate the effects of genocide and oppression.

         OUR ROLE in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

                o   uphold the highest standards of INTEGRITY.

                o maintain a long term risk-adjusted investment PERFORMANCE RECORD in the top 5% of investment advisers,*

                o   achieve a superior (efficient) COST structure, and

                o   provide friendly, quality SERVICE.

         OUR GREATEST RESOURCE is people.  Recognizing this, we strive to:

                o   create a positive, fun, and challenging atmosphere,

                o   provide fair compensation commensurate with performance,

                o   give regular, peer feedback,

                o   spend resources lavishly on hiring and training, and

                o   value the family.

*The Adviser cannot promise future performance levels, nor do past results guarantee future returns. However, the Adviser and the Fund have committed to clearly communicating performance versus industry benchmarks in each report to shareholders.


The Adviser is also committed to donating a majority of its own investment advisory fee profits to charitable and non-profit organizations. To maximize this objective, the adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest paid employee can not be more than seven times that of the lowest paid employee. The Adviser believes these policies should also contribute to lower Fund expense ratios as assets grow.


Compensation Disclosure

Bridgeway annually discloses the compensation of its portfolio manager, John Montgomery. The following amounts are taken from Bridgeway Capital Management's unaudited financial records and John's W-2:


                                           Compensation
                                            Relative to         Capital       Total NetCash
              Year             Salary     Capitalization(1)   Contributions       Flows(2)
              1993                                              (211,000)       (211,000)
              1994                                              (217,000)       (217,000)
              1995              70,284                           (10,000)          60,284
              1996              29,833                           (12,000)          17,833
              1997             158,041                                            158,041
              1998              93,096                                             93,096
              1999             224,421        __________                          224,421
              2000             278,265        __________                       __________



     (1) The purpose of this compensation is to reimburse John for interest and principal on personal loans he used to capitalize Bridgeway Capital Management in 1993 and 1994 (which the IRS considers as salary).

     (2) As an "S" Corporation, Bridgeway Capital Management's profits flow through to the Adviser's shareholders. Therefore taxes are paid at the individual rather than corporate level. Bridgeway distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate. These distributions are not included in this table.

Total compensation for 2000 in the table above includes SEP IRA contributions of $13,729. John's compensation is affected by the Fund Portfolio's performance in two ways. First, Aggressive Investors I Portfolio, Aggressive Investors II Portfolio, and Micro-Cap Limited Portfolio have performance-based fees which range from 0.2% to 1.6% of net assets, depending on trailing five-year performance relative to a market benchmark. This dramatically affects the total revenues to and profits of Bridgeway Capital Management, of which John is majority shareholder. The second and more direct way that John's compensation is tied to Fund performance is through his salary. Salaries for all full-time Bridgeway employees, including John, have a component tied to profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of Portfolio performance through the performance-based fee. John's personal performance is a function of specific goals, which are integrity (weighted 15%), investment performance (weighted 50%), efficiency (weighted 15%), service (weighted

10%), and external communications (weighted 10%). The investment performance of the Portfolios thus comprises half of the evaluation score that determines his salary.

SECURITY SELECTION PROCESS

The equity securities in which the Fund invests consist of common stock, although the Fund reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants, if such securities are deemed to be significantly undervalued and their purchase is appropriate in furtherance of each Portfolio's objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by the Fund will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser. The Fund may also invest in the following debt securities: (1) those which are direct obligations of the U.S. Treasury (e.g. Treasury bonds or bills), (2) those supported by the full faith and credit of the United States (e.g. "GNMA" certificates) and (3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g. "FNMA" securities).

After the first year of operation, the Balanced Portfolio may invest a portion of its fixed income securities portfolio in bonds below investment grade. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and
(3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest.

It is expected that short-term money market securities would normally represent less than 10% of the Fund's total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER--CENTER FOR RESEARCH IN SECURITY PRICES

Bridgeway Ultra-Small Company Tax Advantage Portfolio is not sponsored, sold, promoted, or endorsed by University of Chicago's Center for Research in Security Prices (CRSP), the organization, which created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in any Bridgeway Fund portfolio specifically. CRSP has no obligation or liability with respect to the Fund portfolio or its shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

For the purchase and the sale of securities held in the portfolios of the Fund, the Adviser shall select broker-dealers ("brokers") that, in its judgment, will provide "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized by the Management Agreement to consider the reliability, integrity, and financial condition of the broker.

Commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. The Adviser shall be prepared to show that commissions paid (1) were for services contemplated by the Management Agreement; and (2) were for services which provide lawful and appropriate assistance to its decision-making process; and (3) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The vast majority of Fund brokerage services are placed on the basis of best price and execution. Rarely, a broker will bring information to the Adviser that represents valuable additional information, usually on a security already owned by the Fund. In this case, the Fund may pay the normal institutional brokerage rate, which is significantly higher than the deeply discounted rate that the Fund normally pays. The services discussed above may be in written form or through direct contact with individuals. In its last three fiscal years ending June 30, the Fund's Portfolios paid brokerage commissions as follows:


                                                               Brokerage Commissions Paid

              Portfolio                           6/30/2001    6/30/2000    6/30/1999    6/30/1998
     Aggressive Investors I                        $217,400      $26,267      $ 9,779     $  9,779
     Ultra-Small Company                           $ 74,184      $44,847      $56,559     $ 86,896
     Ultra-Small Company Tax Advantage             $ 27,069      $ 2,205      $ 1,426     $  4,078
     Micro-Cap Limited                             $ 46,607      $18,875      $14,008          n/a
     Ultra-Large 35 Index                          $  1,707      $ 2,699      $   652     $     86
                                                   --------      -------      -------     --------
     Total                                         $366,967      $94,893      $82,424     $100,839


It is the Adviser's present policy is to (1) conduct essentially all of its own financial research and (2) not to pay soft dollar commissions of any kind. The Adviser will inform the Fund's Board of Directors of any changes to this policy.

NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each of the Fund's Portfolios is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.


Portfolio securities (other than options) that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange or, in the absence of recorded sales, at their current bid price (long position) or asked price (short positions.) Options are valued at the average of the closing bid and asked quotations. All securities for which market quotations are not readily available are valued at fair value as determined in good faith using policies approved by the Board of Directors.


REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18F-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TAXATION

For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short term capital gains) and net capital gains that are distributed to shareholders. Since the Fund intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.


In order to qualify for treatment as an RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to it business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November, or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Withholding

The Fund is required to withhold 20% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations, used in the Fund's printed materials, for the 1, 5 and 10 year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

                                    P(1 + T)(n) = ERV
where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 years periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


Yield

Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's registration statement, and used in the Fund's advertising and promotional materials are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2 [ (a-b + 1)(6) - 1]
                                       cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

Other Information

The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Mutual Funds Magazine, or CDA Investment Technologies, Inc. ("CDA"); Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or CDA; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.

ALLOCATION OF TRADES TO CLIENTS


The Bridgeway Capital Management, Inc. ("the Adviser") seeks to minimize trading cost (commission and execution cost) without unfairly favoring any one client. However, unlike Bridgeway Fund, not all clients have access to all brokers, since this would generally cost the client 0.25% annually in custodian fees. To avoid this expense for non-fund clients, and to provide for an allocation of trades which is fast, fair, and documented, the Adviser will allocate trades as follows:

1. When the Adviser has access to perceived superior trading at Instinet (or other trading network), it may execute trades at this network for all clients who have an account with a custodian. Other (broker specific) clients may not receive as good a price, but this may be offset by a lower
    (zero) custodial cost to them.

2. When the Adviser can obtain the same price for all clients, the allocation is fair. The Adviser will not document such trades separately.

3. When different brokers execute trades on the same day at different prices, or across multiple trading days, the Adviser will favor clients on a rotating basis. The initial client sequence will be reset on June 15 and December 15 each year by random number generator. The Advisor will document this rotation in a separate file, which includes the trade date, security, and client at the top of the rotation list. The prices received will not be reconciled or averaged between separate clients. Sell orders from Bridgeway Capital Management or Bridgeway Charitable Foundation resulting from previous redemptions-in-kind will always be moved to the bottom of the rotation; thus, they will receive lowest priority.

4. If there is an outstanding order from a previous day, (for example, due to trades generated by cash flows in an individual account) that order will remain first in sequence; new orders will follow the rules above. In other words, new orders will not "bump" outstanding orders. The sole exception to this is that sell orders from Bridgeway Capital Management and Bridgeway Charitable Foundation will be moved to the very bottom of the rotation; thus, they will be "bumped."

5. However, if the trade is a sell and a client has the opportunity to take a tax loss on a tax lot that will become long-term soon, this client or clients will get priority overriding procedure number 3. For purposes of this procedure, "soon" will mean the length of time the Adviser believes is needed to complete the trade. Likewise, if a client has the opportunity to offset capital gains with a capital loss before a key date (calendar-, fiscal-, or excise tax-year end), this client or clients will also get priority overriding procedure number 3.

6.  Procedure 1 will frequently, but not always override procedure 3.


GENERAL INFORMATION

The Fund, incorporated in the State of Maryland on October 19, 1993 is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings, assets, and voting privileges. There are no conversion, pre-emptive or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Fund's outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.

It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the

Fund's outstanding shares. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. The directors will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.


PricewaterhouseCoopers L.L.P. serves as the independent auditors of the Fund. Compass Bank Firstar acts as custodian of the Fund's assets. The Fund acts as its own accounting and shareholder servicing agent and its own distributor. Shareholder inquiries should be directed to the Fund at the address and telephone number indicated on the cover page of this Statement of Additional Information.


The following individuals own more than 5% of the outstanding shares of each portfolio of the Fund as of June 30, 2000.


                                                                      Ownership
                                             ---------------------------------------------------------------
                                                                   Ultra-
                                                                   Small
                                                          Ultra-   Company      Ultra-    Micro-
                                             Aggressive    Small     Tax         Large      Cap
Name                     Address             Investors I  Company  Advantage    35 Index  Limited  Balanced
Charles Schwab & Co.,    101 Montgomery St.       24.4%               23.3%      8.0%
Inc. Special Custody     San Francisco, CA
Account for the Benefit  94101
of Customers

Bridgeway Capital        5615 Kirby Drive                              5.7%                         9.5%
Management, Inc.         Suite 518
                         Houston, TX  77005

Richard P. Cancelmo, Jr. 3030 University                                                            5.4%
                         Blvd.
                         Houston, TX  77005

Donaldson, Lufkin  &     P. O. Box 2052           12.1%               17.6%                23.3%
Jenrette Securities      Jersey City, NJ
Corp.                    07303

Eternity LTD.            P O Box N-7776                                                    25.1%
                         Nassau, Bahamas

E*Trade Securities       Four Embarcadero         12.0%               8.60%     20.9%      10.5%
                         Pl., 2400 Geng Rd
                         Palo Alto, CA
                         94303

National Financial       One World Fin'l          23.1%     10.5%     11.1%     34.8%      10.6%
Services Corp.           Ctr.
                         New York, NY  10281

National Investors       55 Water Street           8.0%      5.0%     24.2%     28.3%       7.8%
Services Inc.            32nd Floor
                         New York, NY
                         10041-3299


All officers/directors                             0.1%      0.5%                0.4%       0.1%

FINANCIAL STATEMENTS

The Fund's 2001 Annual Report to Shareholders was mailed to shareholders on
               ; it will be sent to any other interested party upon written request to the Fund. It is incorporated here by reference. It can also be located at the Fund's email address www.bridgewayfund.com.

                              BRIDGEWAY FUND, INC.

                                     Part C

                                OTHER INFORMATION


Item 23.          Exhibits

                  a. Charter of Registrant (Incorporated by reference)

                  b. By-laws of Registrant (Incorporated by reference)

                  c. Inapplicable as By-Laws provide for no stock certificates

                  d. MANAGEMENT CONTRACT

                  e. Inapplicable

                  f. Inapplicable

                  g. CUSTODIAN AGREEMENT

                  h. None as Registrant will act as its own transfer agent

                  i. OPINION OF COUNSEL

                  j. Consent of Independent Auditors

                  k. Inapplicable

                  l. Investment representation letter from initial shareholders
                     (Incorporated by reference)

                  m. 12b-1 Plan (Incorporated by reference)

                  n. Inapplicable

                  p. CODE OF ETHICS


Item 25           Persons controlled by or under Common Control with Registrant

                  None

Item 26.          Number of Holders of Securities


                                                                           Number of Record
                                                                                Holders
                     Title of Class                                       as of June 30, 2001
                     Ultra-Small Company Portfolio                                1,950
                     Ultra-Small Company Tax Advantage Portfolio                    509
                     Micro-Cap Limited Portfolio                                  2,098
                     Aggressive Growth Portfolio                                 19,265
                     Ultra-large 35 Index Portfolio                                 534

Item 27.          Indemnification

                  See Indemnification Section of by-Laws, which is incorporated here by reference. Registrant will maintain with Rollins Executive Risk Services Directors and Officers Errors and Omissions liability insurance covering (among other things) amounts which Registrant may pay pursuant to the foregoing indemnification provisions.

Item 28.          Business and Other Connections of Investment Adviser

                  As stated in the Prospectus and Statement of Additional Information, the Investment Adviser was organized in 1993 and acts as an Investment Adviser to other individuals, businesses and registered investment companies.

Item 29.          Principal Underwriters

                  Bridgeway Fund is the distributor of its own securities.

Item 30.          Location of Accounts and Records

                  Accounts and Records of the Registrant are maintained at the offices of the Registrant, its Adviser and Distributor at 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448. Custody records are maintained at the offices of the Registrant's Custodian Bank, Compass Bank at P O Box 4886, Houston, Texas 77210.

Item 31.          Management Services

                  Management Services are set forth under MANAGEMENT in the Statement of Additional Information.

Item 32.          Undertakings (Incorporated by reference.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and the State of Texas on the 17th day of August, 2001.

                                      Bridgeway Fund, Inc.
                                      (Registrant)

                                      By /s/ JOHN N. R. MONTGOMERY
                                        -----------------------------
                                             John N. R. Montgomery
                                             President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


       /s/ KIRBYJON CALDWELL                       August 17, 2001
-------------------------------------              ---------------
     Kirbyjon Caldwell, Director                          Date

       /s/ KAREN S. GERSTNER                       August 17, 2001
-------------------------------------              ---------------
     Karen S. Gerstner, Director                          Date

         /s/ MILES D. HARPER                       August 17, 2001
-------------------------------------              ---------------
     Miles D. Harper, III, Director                       Date

     /s/ JOHN N.R. MONTGOMERY                      August 17, 2001
-------------------------------------              ---------------
     John N.R. Montgomery, Director                       Date

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                         DESCRIPTION
------                         -----------
 d -      Management Contract - Aggressive Investors Portfolio II

 g -      Custodian Agreement

 I -      Opinion of Counsel

 p -      Code of Ethics